2001 Annual Report

THE ROYCE FUNDS Value Investing In Small Companies For More Than 25 Years ROYCE VALUE TRUST ROYCE MICRO-CAP TRUST ROYCE FOCUS TRUST

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic and foreign companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE
•

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•

In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•

A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy for its common stock.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13 and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 16.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.
Letter to Our Shareholders:
The Fast and the Furious … The Next Big Hill?	2

Small-Cap Market Cycle Performance	8

History Since Inception	9

Performance and Portfolio Review: Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust	10

Distribution Reinvestment and Cash Purchase Options	16

Directors and Officers	17

Stockholder Meeting Results	18

Updates and Notes to Performance and Risk Information	19

Schedules of Investments and Other Financial Statements	20

Postscript: One Ring to Rule Them All ...	Inside Back Cover

NAV AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2001
FUND	4TH QUARTER 2001*	JULY-DEC 2001*	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	INCEPTION DATE
Royce Value Trust	21.50%	–0.21%	15.23%	14.48%	14.60%	13.25%	11/26/86
Royce Micro-Cap Trust	23.28	1.65	23.40	15.54	13.47	13.94	12/14/93
Royce Focus Trust	24.16	1.07	10.04	13.11	10.19	10.80	11/1/96**
Russell 2000	21.09	–4.09	2.48	6.42	7.52	n.a.	n.a.

Royce Value Trust’s 10-year NAV average annual total return for the period ended 12/31/01 was 14.86% .
*	Not annualized.
**	Date Royce & Associates, Inc. assumed investment management responsibility.

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

How do The Royce Funds define concentration and how is it used in our portfolios?

Our use of concentration coincides with changes that the small-cap universe underwent in the early ’90s. At that time, we observed that the small-cap market was bifurcating into two distinct sectors: micro-cap at the lower end and small-cap at the upper end. In many ways, micro-caps represent what most investors think of when they think of small-cap investing — more illiquid companies with increased levels of volatility, but higher return potential. In contrast, the small-cap portion of the universe possesses all the attributes of a professional asset class — a high level of institutional acceptance, greater efficiency and widespread research coverage. It includes companies with established corporate cultures, not merely entrepreneurial enterprises. For us, these changes meant a re-orientation of our risk management style. We believe that portfolio concentration

(continued on page 4)

THE FAST AND THE FURIOUS

H ow strange that in a year as sorrowful and singular as 2001, one of the more notable elements in the stock market’s behavior from our perspective was the feeling of déjà vu. Domestic equity markets fell in the first quarter, rose in the second, fell again in the third, then rose once more in the fourth. While the quarterly performance pattern suggests an almost artful symmetry, more noteworthy was the consistent presence of high volatility and generally poor returns for the second consecutive year. We don’t mean to suggest that 2001’s overall returns were to be expected, rather that the market’s movements last year are comprehensible within the context of history: Bubbles still burst, booms still go bust and bulls eventually rest while bears roam. In other words, nothing that happened in the market over the last two years was especially surprising to those of us who still recognize that markets are cyclical, valuations are critical and momentum is finite.
     These ideas were tested both during the market’s ride on the “Big Momentum” roller coaster in the mid to late ’90s (when many openly questioned the importance of valuations) and in the immediate aftermath of September 11, when investors responded to the attacks with perhaps the most indiscriminate period of selling that we have seen in more than 25 years. The terrorist attacks were an unprecedented world event, but the market’s reaction was not an unprecedented one:

Bubbles still burst, booms still go bust and bulls eventually rest while bears roam. In other words, nothing that happened in the market over the last two years was especially surprising to those of us who still recognize that markets are cyclical, valuations are critical and momentum is finite.

2 | THE ROYCE FUNDS ANNUAL REPORT 2001

Previous crises have inspired periods of frantic selling followed by a rally. The free fall during the week of September 17 – 21 now looks to have been an understandable reaction to an extraordinary occurrence. We saw the subsequent rally as compelling evidence of not only the market’s resiliency but also its volatility. That’s one reason why we have always preferred to try to make investing feel more like a ride on the “kiddie coaster” than a spin on the “Big Mo” thrill machine. We’re willing to stay away from the dizzying heights if it means that we can lessen some of the painful drops. Many investors who rode momentum through the late ’90s may still long for the days of exhilarating, skyward surges, but we suspect that just as many would opt out now that they have experienced the swooping, stomach-churning plunges that often follow.

“YOU MUST BE THIS SMALL …”

     Last year’s market roller coaster probably left a lot of investors feeling a bit queasy, as few major indices managed to end the year at the top of the ferris wheel. Only the small-cap Russell 2000 was able to finish the year with positive performance, up 2.5% in 2001. The fourth-quarter rally, while welcome for most investors, was not enough to lift the large-cap S&P 500 (-11.9%) and the more tech-oriented Nasdaq Composite (-21.1%) into positive territory for the calendar year. This marked the second year in which the two indices turned in negative calendar year returns, and the first time since 1973/ 74 that the S&P 500 posted back-to-back calendar year losses.

RUSSELL 2000 VS. S&P 500 QUARTERLY RESULTS
	1ST QUARTER	2ND QUARTER	3RD QUARTER	4TH QUARTER	2001

Russell 2000	-6.51%	14.29%	-20.79%	21.09%	2.48%

S&P 500	-11.86%	5.86%	-14.67%	10.69%	-11.88%

     Although the third-quarter downturn was the worst quarter for small-caps in more than 10 years, in general the asset class provided strong up-market returns in the second and fourth quarters and reasonable down-market returns in the first. The Russell 2000 outperformed the S&P 500 in the first-quarter decline, in the second-quarter rally and in the fourth-quarter uptick. Not only did the Russell 2000 outperform the S&P 500 in 10 out of 12 months in 2001, but it also outpaced its large-cap sibling for the second straight year.

Two years ago many market pundits were describing a Brave New World where the only companies worth owning would be mega-cap giants. Few were talking about small-caps emerging as market leaders . . . another lesson in the dubious nature of stock market forecasting.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 3

within the small-cap tier is a sensible strategy, enabling us to potentially do more (in terms of performance) with less (in terms of total positions).

Our rules for concentration vary in accordance with cap size. Concentration works differently for small-caps than it does with larger stocks, where it has been an established strategy for many years. While a concentrated large-cap stock portfolio may typically contain 20 – 25 securities, we think that a corresponding small-cap portfolio can hold up to 50 positions and still be considered concentrated. In fact, a 50-stock small-cap portfolio may be more concentrated than a 20-stock large-cap portfolio. Why? It’s not unusual for a concentrated large-cap portfolio with 20 securities to equate to an investment in 75 – 100 businesses. For example, Philip Morris, an S&P 500 company and large-cap portfolio favorite, has seven different business units in seven different industries. Conversely, a small-cap company typically operates under a single line of business, so 50 stocks generally translates into 50 businesses.

A second point of distinction relates to the disparity in each sector’s number of names: The large-cap universe consists of 500 stocks versus more than

(continued on page 6)

LETTER TO OUR SHAREHOLDERS

    Through the end of the year, the Russell 2000 also held a performance edge versus the S&P 500 in the current market cycle that began at the indices’ respective peaks. We think that this can be attributed to the cyclical nature of the stock market. Two years ago many market pundits were describing a Brave New World where the only companies worth owning would be mega-cap giants. Few were talking about small-caps emerging as market leaders . . . another lesson in the dubious nature of stock market forecasting.

MORE VALUABLE LESSONS
    If small-cap’s market leadership was one of 2001’s big stories, the return of value investing did not lag far behind. For two years in a row, small-cap value stocks, as represented by the Russell 2000 Value index, have outperformed small-cap growth stocks, as represented by the Russell 2000 Growth index. In 2001, the performance edge was substantial, with the value index up 14.0% versus a decline of 9.2% for its growth counterpart. Value’s advantage was intriguing in that it outperformed growth in just two of 2001’s calendar quarters, the first- and third-quarter down periods. Down-market phases have historically been harder on small-cap stocks, and we think that 2001 revealed the crucial role that better down-market returns can play in building successful long-term performance.

Perhaps no more better example of this point can be found than in each index’s most recent market cycle performance. From the small-cap market peak on 3/9/00 through 12/31/01, the Russell 2000 Value index was up 33.9%, while the Russell 2000 Growth index was down 46.1%, a mirror image of the anomalous market cycle that lasted from 4/21/98 – 3/9/00 in which the Value index (-12.7%) trailed the Growth index (+64.8%). We think that recent market cycle and calendar year return gyrations may be typical of small-cap returns over the next few years. Specifically, we believe that while value and growth will continue to trade leadership during short-term periods, we expect value to outperform over full market cycles.

4 | THE ROYCE FUNDS ANNUAL REPORT 2001

RIDING THE ROYCE COASTER

     Our small-cap focus and value orientation were reflected in 2001’s results for our Funds. All of our closed-end Royce Funds outperformed the Russell 2000 in 2001 (see the chart below for NAV results), and all three funds also beat their benchmark on a net asset value basis (NAV) in the fourth quarter and the second half of the year. Royce Micro-Cap Trust turned in positive second-half performance, while Royce Value Trust and Royce Focus Trust were down less than two percent versus a decline of 4.1% for the Russell 2000 for the same period. For the calendar year, Royce Micro-Cap Trust was the best performer, followed by Royce Value Trust and Royce Focus Trust. Last year’s market volatility enabled us to achieve strong short-term performance while also finding what we think are excellent opportunities for future growth. It’s rare that above-average returns and buying opportunities are simultaneously available in the short term.

     Over the longer term, the news was just as good, if not better. All three Royce Funds then in existence outperformed the Russell 2000 for the three-, five- and 10-year periods ended 12/31/01, as well as from the small-cap market peak on 3/9/00. This was especially gratifying in that the Funds’ long-term performance advantages were delivered with lower downside volatility than the benchmark. (For a more complete discussion of volatility, see page 19.)

SEARCHING, SEARCHING EVERYWHERE

     One positive by-product of the market’s sluggish performance has been an adjustment in investors’ expectations, a process that began this past summer and was then accelerated in the aftermath of the terrorist attacks. Investors no longer regard equities as a fast track to instant wealth. The once-fashionable term ‘day trading,’ with its associations of fevered speculation and frenetic buying and selling, has been gradually replaced by the more subdued ‘online investing.’ The past two years of high volatility, lower returns and small-cap market leadership have also been marked by renewed emphasis on more traditional notions about how to gauge company quality. We think that this has less to do with a company’s size and more to do with the attractive valuations that a few years of relative underperformance and attendant lack of investor interest can help create. As a result, the performance of small-cap value has improved, and the line for the kiddie coaster is growing longer.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 5

8,100 for small-cap. While a portfolio of 20 securities represents 4% of the large-cap universe, 50 securities in a small-cap portfolio represents less than 1% of the total small-cap universe and less than 3.2% of the upper-end $400 million-to-$2 billion sector. In our version of concentration — normally employed by Royce Focus Trust — the top 20 holdings usually comprise more than 50% of the Fund’s equity positions, and its top 35 holdings typically comprise more than 80%.

What, then, does it take to construct a concentrated small cap portfolio? The security selection process intensifies. We must attempt to develop deep knowledge about a company as a business, not simply as a stock. Our concerns about what a company does and how well they do it go beyond conversations with management to those with customers, suppliers and occasionally even competitors. Critical to this is our willingness to adopt a long-term perspective. Patience is a must not only because we are dealing with a limited number of names, but also because conviction must precede purchase. If this sounds familiar, it is because these standards describe the way that we have been managing money since 1972.	LETTER TO OUR SHAREHOLDERS

The Search For Value

     In the meantime, while taking note of how investors’ perceptions color evaluations of performance, we continue to do what we have always done — exhaustively search for what we think are great small-cap companies at attractive prices. For example, as of 12/31/99, when the three-year NAV average annual total return for the three funds in this report averaged 10.6%, small-cap value managers like us were thought to be faded relics, like old-style wooden coasters. After all, the average annual total return for the Nasdaq Composite was 46.6% for t same period. But since then, the Tech boom has gone bust, and the Nasdaq Composite has tumbled 61.4% from its peak on 3/11/00. The five-year NAV average annual total return for the period ended 12/31/01 for our three closed-end funds — a period that includes the three-year period just referenced — averaged 12.8%, a figure that now looks very sturdy, especially in light of the Nasdaq’s five-year average annual total return of 8.6%.

     This offers a potent lesson in the absolute importance of absolute returns. We haven’t changed anything about the way we select stocks. What account for the differences are changes in the economy, the market and the perceptions of investors. We’d like to think that we weren’t out of touch with the realities of investing three years ago, and similarly that we haven’t hit upon a magic elixir — or the Sorcerer’s Stone or the One Ring — since. Experience has brought home again and again the critical need to resist changing when our style is out of style, or crowing about it when our approach is “discovered” all over again.

We’d like to think that we weren’t out of touch with the realities of investing three years ago, and similarly that we haven’t hit upon a magic elixir — or the Sorcerer’s Stone or the One Ring — since. Experience has brought home again and again the critical need to resist changing when our style is out of style, and crowing about it when our approach is “discovered” all over again.

6 | THE ROYCE FUNDS ANNUAL REPORT 2001

THE NEXT BIG HILL?
     We think that the recent rally may have looked a little too far ahead, so we would not be surprised by a correction or two before the end of 2002’s second quarter, which may well coincide with the end of the recession. There s been good news in the form of improved stock performance, a solid fourth-quarter comeback for Technology issues and a feeling that the market has shaken off the after-effects of September 11. However, this has all happened in the midst of an ongoing recession, stock market indices that remain shy of their March 2000 peaks, political infighting over a stimulus package, continued high valuations and a dismal earnings picture. No wonder some investors are feeling confused, if not woozy, after the wild up and down ride of the last several years.

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce

     We think that small-cap can remain a market leader through this uncertain period. The idea that small-caps can be attractive investments because of their higher growth potential and ability to respond more nimbly to economic and market changes seems to be returning. In addition, the market’s higher level of volatility would seem to favor approaches that emphasize risk management and careful stock selection. Nonetheless, we still believe that the market will continue to be characterized by low returns and higher volatility for the foreseeable future.

     We appreciate your continued support.

 Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
January 31, 2002
THE ROYCE FUNDS ANNUAL REPORT 2001 | 7

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage during the downturn (3/9/00 – 9/21/01) and through December 31, 2001.

	PEAK-TO-PEAK 4/21/98 - 3/9/00	PEAK-TO-TROUGH 3/9/00 - 9/21/01	TROUGH-TO-CURRENT 9/21/01 - 12/31/01	PEAK-TO-CURRENT 3/9/00 - 12/31/01
Russell 2000	26.3%	–36.2%	29.5%	–17.4%
Russell 2000 Value	–12.7	7.1	25.0	33.9
Russell 2000 Growth	64.8	–60.0	34.7	–46.1
NAV CUMULATIVE TOTAL RETURN
Royce Value Trust	10.0	–3.1	27.8	23.8
Royce Micro-Cap Trust	10.6	–7.9	29.0	18.8
Royce Focus Trust	–10.7	–1.3	32.3	30.7

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000 in this period.

TROUGH-TO-CURRENT: Through December 31, 2001, growth led value during the rally from the September low. All three Royce Funds posted total returns of more than 25% during this period. Our concentrated portfolio, Royce Focus Trust (+32.3%), fared best.

PEAK-TO-CURRENT: Through December 31, 2001, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000 (-17.4%) and all have provided positive performance.

8 | THE ROYCE FUNDS ANNUAL REPORT 2001

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE*	SHARES	NAV VALUE**	MARKET VALUE **
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280		$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578		7,250
12/27/88	Distribution $0.51		8.625	63	10,529		9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942		11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713		11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919		15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999		20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603		25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939		24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676		31,243
12/6/96	Distribution $1.15		12.250	247	41,213		36,335
1997	Annual distribution total $1.21		15.374	230	52,556		46,814
1998	Annual distribution total $1.54		14.311	347	54,313		47,506
1999	Annual distribution total $1.37		12.616	391	60,653		50,239
2000	Annual distribution total $1.48		13.972	424	70,711		61,648
2001	Annual distribution total $1.49		15.072	437

12/31/01		$16,322		4,707	$81,478		$73,994

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250		$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163		8,462
12/7/95	Distribution $0.36		7.500	58	11,264		10,136
12/6/96	Distribution $0.80		7.625	133	13,132		11,550
12/5/97	Distribution $1.00		10.000	140	16,694		15,593
12/7/98	Distribution $0.29		8.625	52	16,016		14,129
12/6/99	Distribution $0.27		8.781	49	18,051		14,769
12/6/00	Distribution $1.72		8.469	333	20,016		17,026
12/6/01	Distribution $0.57		9.880	114

12/31/01		$8,900		2,088	$24,701		$21,924

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280		$4,375
12/31/96					5,520		4,594
12/5/97	Distribution $0.53		5.250	101	6,650		5,574
12/31/98					6,199		5,367
12/6/99	Distribution $0.145		4.750	34	6,742		5,356
12/6/00	Distribution $0.34		5.563	69	8,151		6,848
12/6/01	Distribution $0.14		6.010	28

12/31/01		$4,375		1,232	$8,969		$8,193

*	Beginning with 1997 distribution, the purchase price on RVT’s distributions is an average of the Fund’s full year distribution reinvestment cost.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 9

ROYCE VALUE TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
Fourth Quarter 2001*			21.50%	R	oyce Value Trust (RVT) beat both of its benchmarks, the Russell 2000 (+21.1%) and the S&P 600 (+20.7%),
July-December 2001*			–0.21

on both an NAV (+21.5%) and market price basis (+22.5%) in the bullish fourth quarter. We were pleasantly surprised that our value approach did so well in the late year rally. For the calendar year, the Fund was up 15.2% on an NAV basis and 20.0% on a market price basis, outperforming both the Russell 2000 (+2.5%) and the S&P 600 (+6.5%). RVT also enjoyed a performance edge over its benchmarks for the three-, five-, 10-, 15-year and since inception (11/26/86) periods ended 12/31/01 on both an NAV and market price basis. The Fund’s NAV average annual total return since inception was 13.3%.
     Several of the Fund’s holdings in the Technology sector were beneficiaries of the market’s second- and fourth-quarter rallies. Software, often a volatile industry in the most stable times, posted the largest gains for the calendar year. We took advantage of rising prices in the spring to sell off our position in two companies, Ascential Software and Structural Dynamics Research. We reduced our position in ANSYS in December and took some gains in JDA Software in May and December. Timely selling in May also helped us post gains with information technology services companies American Management Systems and IMRglobal. A strong market for defense-related technology stocks helped to boost the price of Woodward Governor, a manufacturer of energy control systems and components for aircraft and industrial engines. Its price climbed in the second quarter (when we sold some shares), fell in the third, then recovered in the fourth, leading us to reduce our position once more.
     Companies in the Health sector also posted robust gains. Growing earnings and increased attention from Wall Street drove up the price of consumer health product maker Chattem, so we sold some shares between October and December. Regis operates and franchises hair and retail product salons. Its revenues grew, its price went up, and we continue to hold what we think is a well-managed firm with an expanding business. Last January, we saw what we thought was good value in contact lens maker Ocular Sciences. We first purchased it in RVT’s portfolio last January then watched its price soar.
     We like the management and balance sheet of recreation vehicle and small- to mid-sized bus manufacturer Thor Industries. Its expanding market share and an autumn acquisition attracted investors, as its stock price hit the high-speed lane in the fourth quarter. We slightly reduced our position late in the year. Thanks to its growing business, the price of oil and gas construction contractor Willbros Group gushed earlier in the year, leading us to sell some shares. Ticketmaster, whose main businesses include online and offline ticketing, and online city guides and classifieds, was another top performer. We like its management and the combination of profitable existing businesses with strong brand recognition and potentially high-growth new businesses.
     Proceeds from many of the Fund’s sales, especially later in the year, were used for what we believe are potentially profitable opportunities elsewhere in the small- and micro-cap sectors.

1-Year			15.23
3-Year			14.48
5-Year			14.60
10-year			14.86
Since Inception (11/26/86)			13.25
*Not annualized.
RISK/RETURN COMPARISON 3-Year Period ended 12/31/01
Royce Value Trust (NAV) S&P 600 Russell 2000	Average Annual Total Return 14.5 10.2 6.4	Standard Deviation 19.1 21.2 23.5	RUR* 0.76 0.48 0.27

* Return per Unit of Risk (RUR) is the average annual total
  return divided by the annualized standard deviation over
  a designated time period.

Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year 2001 2000 1999 1998 � 1997 1996 1995 1994	RVT 15.2% 16.6 11.7 3.3 27.5 15.5 22.6 1.1	Year 1993 1992 1991 1990 1989 1988 1987	RVT 17.9% 19.9 39.5 –13.1 19.2 22.8 –7.7

10 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

					PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain		Urban Outfitters — Increased sales and additional Urban		Median Market Cap.	$586 million

	Urban Outfitters	$5,770,994

Outfitters and Anthropologie stores were the right fit for this retailer and wholesaler of clothing and other merchandise. Its fast-rising price led us to sell some shares in the fourth quarter, though we still hold a good-sized position.

					Weighted Average P/E Ratio	17.6x*

	Covance	4,162,359			Weighted Average P/B Ratio	1.5x

	Thor Industries	3,684,942			Weighted Average Yield	1.0%

	Willbros Group	3,248,915			Turnover Rate	30%

	Ticketmaster Cl. B	2,868,964			Net Leverage†	8%

					Fund Net Assets	$849 million

Covance — This contract research organization providing product development services to the pharmaceutical, biotechnology and medical device industries, survived 2001’s volatile market in good shape. Its price began to climb in April after the company reduced debt and sold off some businesses. We sold shares in April, May, August and December.

					Symbol - Market Price	RVT
					- NAV	XRVTX
				*	Excludes 24% of the portfolio holdings with zero or negative earnings as of 12/31/01.
				†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss

Washington Group International— This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon. We sold our remaining shares in August.

					TOP 10 POSITIONS % of Net Assets
	Washington Group International	$4,468,679			ProAssurance	1.1%

					Charming Shoppes	0.9
	Trenwick Group	3,071,666
					White Mountains Insurance Group	0.9
	Highlands Insurance Group	2,057,407

	ConBraCo Industries	1,831,200			Urban Outfitters	0.9

	Denbury Resources	1,817,105			Avnet	0.9

					American Management Systems	0.9

Trenwick Group – We have been re-evaluating this mid-sized reinsurer since its price fell precipitously in the wake of the terrorist attacks, although we sold some of our shares. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.

					Arrow International	0.8
					Thor Industries	0.8
					Farmer Bros.	0.8

					Simpson Manufacturing	0.7

					PORTFOLIO SECTOR BREAKDOWN % of Net Assets
					Technology	16.0%

					Industrial Services	11.2

					Industrial Products	10.8

					Financial Intermediaries	10.0

					Consumer Products	9.0

					Health Natural Resources	8.3 6.1

The regular reinvestment of distributions makes a difference!					Financial Services	5.1
[1]	Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.
					Consumer Services	4.8

[2]	Reflects the actual market price of one share as it has traded on the NYSE.				Miscellaneous	4.9

					Bonds & Preferred Stocks	1.1

					Treasuries, Cash & Cash Equivalents	12.7

					CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/01 at NAV or Liquidation Value
					39.8 million shares of Common Stock	$689 million

					7.80% Cumulative Preferred Stock	$60 million

					7.30% Tax-Advantaged Cumulative Preferred Stock	$100 million
THE ROYCE FUNDS ANNUAL REPORT 2001 | 11

ROYCE ROYCE MICRO-CAP TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
Fourth Quarter 2001*			23.28%	S	ometimes a little micro-cap can go a long way. In the fourth-quarter rally, Royce Micro-Cap Trust (OTCM) rebounded from the difficult third
July-December 2001*			1.65

quarter by outperforming its small-cap benchmark the Russell 2000 (+21.1%) on both a net asset value (NAV) (+23.3%) and market price basis (+29.0%). For the calendar year, the Fund was up 23.4% on an NAV basis and 28.8% on a market price basis, both results substantially ahead of the Russell 2000’s return of 2.5%. OTCM also held a performance edge over its benchmark on an NAV and market price basis for the three-year, five-year and since inception (12/14/93) periods ended 12/31/01. The Fund’s NAV average annual total return since inception was 13.9%.
     Technology, the Fund’s largest sector, was also its best performer in 2001. While we try to find what we think are attractively valued, conservatively capitalized companies in all of the Fund’s sectors, Tech companies present special challenges because of their inherently volatile nature. We try to stick to areas where we think the risks are relatively lower but the potential rewards are high — software, semiconductors and equipment, information technology services, telecommunications and aerospace. With the exception of telecommunications, each of these industries showed net gains last year. We sold some shares of Kronos in November after the price of this time and labor management systems company rose punctually at the beginning of the fourth-quarter rally. A soaring stock price for engineering software maker ANSYS led us to reduce our position in November and December. In August, we sold out of ESS Technology, a maker of semiconductors for DVD players, PCs and laptops, as its price benefited from strong DVD player sales.
     OTCM also enjoyed success in more traditional value areas, such as Industrial Services, Consumer Services and Consumer Products. Children’s apparel maker and retailer Oshkosh B’Gosh survived the recession to post solid gains. We trimmed our position in the spring and fall rallies. Growing earnings and a so-far favorable acquisition in December helped boost the price of custom memorial product manufacturer Matthews International. We continue to hold a large position. Footwear retailer The Finish Line endured major corporate restructuring early in the year, which sent some investors running and thus allowed us to build a position while paying less than book value for many of our shares. Investors dashed back in the fourth quarter. The price of correctional facilities operator Wackenhut Corrections escaped the doldrums with a strong year. Despite difficulties in its industry, the firm posted strong earnings and expanded its business. Although it suffered through a dismal year, we built a substantial position in discount retailer Stein Mart because we like its management and underlying financials.
     Companies in the Health sector also did well. We saw what we thought was good value in contact lens maker Ocular Sciences in 2000 and watched its price rise on the basis of its strong earnings. The price of specialty drug developer aaiPharma rose steadily through the year as its business continued to grow. After reaching its high for the year in July, medical and pharmaceutical contract research, marketing and consulting firm PAREXEL International stumbled in the third quarter before recovering a bit in November.
     We are very pleased that the Fund’s diversified portfolio of micro-cap stocks was able to avoid some of the extremes of volatility in 2001’s market. We think that value can still be found in the current marketplace.

1-Year			23.40
3-Year			15.54
5-Year			13.47
Since Inception (12/14/93)			13.94
*Not annualized.
RISK/RETURN COMPARISON 3-Year Period ended 12/31/01
Royce Micro-Cap Trust (NAV) Russell 2000	Average Annual Total Return 15.5 6.4	Standard Deviation 20.1 23.5	RUR* 0.77 0.27

* Return per Unit of Risk (RUR) is the average annual total
  return divided by the annualized standard deviation over a designated time period.

  Over the last three years, Royce Micro-Cap
  Trust has outperformed the Russell 2000 on both
  an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year 2001 2000 1999 1998 1997 1996 1995 1994			OTCM 23.4% 10.9 12.7 –4.1 27.1 16.6 22.9 6.0
12 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

					PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain		Urban Outfitters – Increased sales and additional Urban		Median Market Cap.	$273 million

	Urban Outfitters	$2,407,159

Outfitters and Anthropologie stores were the right fit for this retailer and wholesaler of clothing and other merchandise. Its fast-rising price led us to sell some shares in the fourth quarter, though we still hold a good-sized position.

					Weighted Average P/E Ratio	14.8x*

	BioReliance	1,616,877			Weighted Average P/B Ratio	1.2x

	Oshkosh B’Gosh Cl. A	1,432,059			Weighted Average Yield	0.8%

	Kronos	1,334,244			Turnover Rate	27%

	ANSYS	1,300,315			Net Leverage†	12%

					Fund Net Assets	$240 million

BioReliance – We sold most of our position in this health services company that provides biomaterials testing and clinical services to biotechnology and pharmaceutical companies in November. Once investors discovered its ability to manufacture smallpox vaccines, its price seemed to grow immune to downturns.

					Symbol - Market Price	OTCM
					- NAV	XOTCX
				*	Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/01.
				†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

	GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss

Trenwick Group — We continue to re-evaluate this mid-sized reinsurer whose price fell precipitously in the wake of the terrorist attacks, although we sold our position in October. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.

					TOP 10 POSITIONS % of Net Assets
	Trenwick Group	$1,176,677			Matthews International Cl. A	1.5%

	Liberty Satellite & Technology Cl. A	908,988			Seneca Foods	1.2

					Wackenhut Corrections	1.1
	Visible Genetics	801,727

	Highlands Insurance Group	712,567			800 JR Cigar	1.0

	INT Media Group	692,953			Ash Grove Cement Company	1.0

					Stein Mart	1.0

Liberty Satellite & Technology — Although the price of this distributor of Internet data and other content via satellite technology began to lose ground in May, we like its core business and thus believe in its ability to rebound.

					ProAssurance	1.0

					Ocular Sciences IPC Holdings	1.0 1.0

					Urban Outfitters	1.0

					PORTFOLIO SECTOR BREAKDOWN % of Net Assets
					Technology	19.0%

					Industrial Products	12.4

					Industrial Services	12.3

					Consumer Products	12.0

					Health	8.8

					Financial Intermediaries	8.2

The regular reinvestment of distributions makes a difference!					Natural Resources	8.0
[1]

Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO) and then reinvested distributions as indicated, and fully participated in primary subscriptions of the 1994 rights offering.

					Consumer Services	6.3

[2]	Reflects the actual market price of one share as it has traded on the Nasdaq.				Financial Services	2.3

					Miscellaneous	4.7

					Preferred Stocks	0.5
					Treasuries, Cash & Cash Equivalents	5.5

					CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/01 at NAV or Liquidation Value
					16.9 million shares of Common Stock	$200 million

					7.75% Cumulative Preferred Stock	$40 million
THE ROYCE FUNDS ANNUAL REPORT 2001 | 13

ROYCE FOCUS TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
Fourth Quarter 2001*			24.16%	R	oyce Focus Trust’s (FUND) concentrated portfolio of small-cap stocks was able to effectively handle the high levels of volatility in 2001’s stock market.
July-December 2001*			–1.07

Somewhat uncharacteristically for a value portfolio, the Fund enjoyed especially strong returns in the fourth-quarter rally, outperforming its benchmark the Russell 2000 (+21.1%) on both a net asset value (NAV) (+24.2%) and market price (+36.1%) basis. For the calendar year, FUND was up 10.0% on an NAV basis and 19.7% on a market price basis, versus 2.5% for the Russell 2000. The Fund also outperformed the Russell 2000 for the three-year, five-year and since inception of Royce’s management (11/1/96) periods ended 12/31/01. FUND’s NAV average annual total return since the inception of our management was 10.8%.
     The disparity between the Fund’s calendar year NAV and market price returns can be seen as another sign that investors are paying more attention to value stocks and the funds that invest in them. Certainly traditional value industries posted impressive gains in the Fund’s portfolio last year. We have liked the management and balance sheet of recreation vehicle and small- to mid-sized bus manufacturer Thor Industries for some years. Its expanding market share and an acquisition in the fall piqued the interest of others as its stock price hit the high-speed lane in the fourth quarter. Construction aggregates company (and long-time holding) Florida Rock Industries cemented a solid year with concrete gains. We trimmed our stake in each firm in November, but continue to hold a large position in both companies.
     We repurchased shares of leading land-drilling oil and natural gas contractor Nabors Industries when its price dropped in the third quarter. Its expanding business and a November acquisition subsequently helped its price to gush, leading us to sell in December. Welding and cutting products manufacturer Lincoln Electric Holdings hit a high in the spring before its price lost some of its spark in the third quarter. We like its core business enough to have added to our position in December.
     Portfolio holdings in the Technology sector benefited from the fourth-quarter rally. In February, we initiated a position in information technology consulting and staffing firm Perot Systems. Its price climbed through the year as it emerged as a leader in an industry that has seen more than its share of difficulties. Zebra Technologies develops and manufactures thermal transfer products for bar code applications. Its price ran to extremes throughout the year, enabling us to build a good-sized position. Aside from a brief thirdquarter stumble, the price of specialty business software maker JDA Software climbed steadily through the year, helped by its growing business. We are happy to hold a large stake.
     We sold most of our stake in workforce management and technology services firm Spherion in October, thinking that we could find potentially better opportunities elsewhere. Similar thinking led us to sell off our shares in three of the Fund’s other four loss leaders listed on the facing page (although Washington Group International’s bankruptcy made the decision easier than it was in the other cases).
     Looking forward, we think that the current volatile market can continue to create potentially attractive opportunities in the small-cap sector.

1-Year			10.04
3-Year			13.11
5-Year			10.19
Since Inception (11/1/96)†			10.80
*Not annualized. † Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
RISK/RETURN COMPARISON 3-Year Period ended 12/31/01
Royce Focus Trust (NAV) Russell 2000	Average Annual Total Return 13.1 6.4	Standard Deviation 22.2 23.5	RUR* 0.59 0.27
*

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year 2001 2000 1999 1998 1997			FUND 10.0% 20.9 8.7 –6.8 20.5
14 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

					PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain		Monaco Coach — The price of this recreational vehicle manufacturer climbed		Median Market Cap.	$766 million
					Weighted Average P/E Ratio	15.7× *
	Monaco Coach	$1,359,404	steadily from January through June, as growing demand and favorable comments from Wall Street brought investors along for the ride. We sold some shares in November.		Weighted Average P/B Ratio	2.0×
	Kronos	1,276,323			Weighted Average Yield	1.0%
	Perot Systems Cl. A	959,901			Turnover Rate	54%

	Thor Industries	945,034			Net Leverage†	2%

	Florida Rock Industries	944,689			Fund Net Assets	$87 million

					Symbol – Market Price	FUND
					– NAV	XFUNX

Kronos — The price of this time and labor management systems company rose punctually at the beginning of the fourth-quarter rally, thanks to inroads into the small- and mid-sized business markets. We trimmed our position between August and November.

				*	Excludes 17% of the portfolio holdings with zero or negative earnings as of 12/31/01.
				†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss	Comdisco — We sold what remained of our shares in June, sad to see this once-vital technology services firm unable to recover from the disaster of its costly Internet ventures.

INT Media Group — We think that the core business of this e-business and internet technology network services company remains viable, but we saw other

					TOP 10 POSITIONS % of Net Assets
	Comdisco	$1,584,147			Lincoln Electric Holdings	3.7%

	INT Media Group	1,352,612			Perot Systems Cl. A	3.0

	Washington Group International	790,010			Monaco Coach	2.9
	Spherion	598,746			Florida Rock Industries	2.5
	EGL	563,118			ProAssurance	2.5
potentially rewarding opportunities, so we sold our shares in September.					Simpson Manufacturing	2.5
					Avnet	2.3

					Zebra Technologies Cl. A	2.3
					ABM Industries	2.2

					Input/Output	2.1

					PORTFOLIO SECTOR BREAKDOWN % of Net Assets
					Technology	20.4%

					Industrial Products	11.1

					Natural Resources	9.2

					Financial Intermediaries	8.5

					Consumer Products	8.2

					Industrial Services	8.0

					Health	7.7
1 2	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96. Reflects the cumulative total return experience of a continuous
					Consumer Services	3.8

[3]	common stockholder who reinvested all distributions. Reflects the actual market price of one share as it has traded on the				Financial Services	1.4

	Nasdaq.				Treasuries, Cash & Cash Equivalents	21.7

					CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/01 at NAV or Liquidation Value
					9.2 million shares of Common Stock	$67 million

					7.45% Cumulative Preferred Stock	$20 million
				THE ROYCE FUNDS ANNUAL REPORT 2001 | 15

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

     By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

     The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

     If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

     If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

     The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2002.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

     EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

     You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

16 | THE ROYCE FUNDS ANNUAL REPORT 2001

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION:  Charles M. Royce, Director*,
                                              President and Treasurer
Age: 62                                     Tenure: Since 1986 (RVT), 1993
                                                                  (OTCM), 1996 (FUND)
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years:   President, Managing Director (since April 1997), Secretary, Treasurer and director of Royce & Associates, Inc. (“Royce”), the Funds’ investment adviser.

NAME AND POSITION:  Mark R. Fetting, Director*
Age:   47                                   Tenure: Since 2001
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION:   Donald R. Dwight, Director
Age: 70                                     Tenure: Since 1998
No. of Funds Overseen: 17    Non-Royce Directorships: Trustee
                                                    of the registered investment
                                                    companies constituting the 94 Eaton
                                                    Vance Funds
Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

NAME AND POSITION:  Richard M. Galkin, Director
Age: 63                                     Tenure: Since1986(RVT),1993
                                                                   (OTCM), 1996 (FUND)
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:  Stephen L. Isaacs, Director
Age: 62                                   Tenure: Since 1986 (RVT), 1993                                                                    (OTCM), 1996 (FUND)
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:  William L. Koke, Director
Age: 67                                     Tenure: Since 2001 (RVT), 2001
                                                                   (OTCM), 1997 (FUND)
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION:   David L. Meister, Director
Age: 62                                     Tenure: Since 1986 (RVT),
                                                                   1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:   G. Peter O’Brien, Director
Age: 56                                     Tenure: Since 2001
No. of Funds Overseen: 17    Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Pinnacle Holdings, Inc.; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:   John D. Diederich, Vice President
Age: 50                                     Tenure: Since 1997
Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION:   Jack E. Fockler, Jr., Vice President
Age: 43                                     Tenure: Since 1995 (RVT),
                                                                  1995 (OTCM), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION:   W. Whitney George, Vice President
Age: 43                                     Tenure: Since 1995 (RVT),
                                                                   1995 (OTCM), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:   Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 39                                     Tenure: Since 1994 (RVT),
                                                                  1994 (OTCM), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Vice President of Royce (since May 1994), having been employed by Royce since October 1986.

NAME AND POSITION:   Andrew S. Novak, Secretary
Age: 33                                     Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Associate General Counsel and Chief Compliance Officer of Royce since May 2001; Vice President of Mitchell Hutchins Asset Management, Inc. (from August 1997 to August 2000); attorney in private practice prior thereto.

* Interested Director.

Each director will hold office until the Funds’ next special meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 17

STOCKHOLDER MEETING RESULTS

At the 2001 Annual Meeting of Stockholders held on September 14, 2001, in conjunction with the acquisition of Royce & Associates by Legg Mason, Inc., the Funds’ stockholders: (i) approved a new Investment Advisory Agreement for the Fund and (ii) elected the board of directors, consisting of (a) Charles M. Royce, (b) Donald R. Dwight, (c) Mark R. Fetting, (d) Richard M. Galkin, (e) Stephen L. Isaacs, (f) William L. Koke, (g) David L. Meister and (h) G. Peter O’Brien.

ROYCE VALUE TRUST, INC.
		COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS
		VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(i)		32,633,470.8119	7,219,336.5952	347,336.3800	n.a.	n.a.	n.a.
(ii)	(a)	39,795,257.7312	n.a.	404,886.0559	n.a.	n.a.	n.a.
	(b)	39,871,693.5231	n.a.	328,450.2640	n.a.	n.a.	n.a.
	(c)	39,755,402.2520	n.a.	444,741.5351	n.a.	n.a.	n.a.
	(d)	39,883,713.6115	n.a.	316,430.1756	n.a.	n.a.	n.a.
	(e)	39,887,446.3414	n.a.	312,697.4457	n.a.	n.a.	n.a.
	(f)	n.a.	n.a.	n.a.	5,530,200	n.a.	43,205
	(g)	n.a.	n.a.	n.a.	5,530,400	n.a.	43,005
	(h)	39,858,263.0730	n.a.	341,870.7168	n.a.	n.a.	n.a.

ROYCE MICRO-CAP TRUST, INC.
		COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS
		VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(i)		12,680.703	4,161,503.384	96,365.050	n.a.	n.a.	n.a.
(ii)	(a)	16,742,585.736	n.a.	196,786.287	n.a.	n.a.	n.a.
	(b)	16,850,813.788	n.a.	88,558.235	n.a.	n.a.	n.a.
	(c)	16,723,356.788	n.a.	216,015.235	n.a.	n.a.	n.a.
	(d)	16,859,743.736	n.a.	78,828.287	n.a.	n.a.	n.a.
	(e)	16,854,775.736	n.a.	83,796.287	n.a.	n.a.	n.a.
	(f)	n.a.	n.a.	n.a.	1,571,161	n.a.	5,620
	(g)	n.a.	n.a.	n.a.	1,571,161	n.a.	5,620
	(h)	16,861,016.736	n.a.	77,555.287	n.a.	n.a.	n.a.

ROYCE FOCUS TRUST, INC.
		COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS	PREFERRED STOCK VOTING AS A SEPARATE CLASS
		VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(i)		6,140,326.6309	2,876,923.6556	97,465.2737	n.a.	n.a.	n.a.
(ii)	(a)	9,046,573.4591	n.a.	68,143.1011	n.a.	n.a.	n.a.
	(b)	9,047,952.4591	n.a.	66,764.1011	n.a.	n.a.	n.a.
	(c)	9,039,790.0733	n.a.	74,926.4869	n.a.	n.a.	n.a.
	(d)	9,052,038.6639	n.a.	62,677.8963	n.a.	n.a.	n.a.
	(e)	n.a.	n.a.	n.a.	767,274	n.a.	4,310
	(f)	9,051,240.4591	n.a.	63,476.1011	n.a.	n.a.	n.a.
	(g)	n.a.	n.a.	n.a.	767,507	n.a.	5,017
	(h)	9,048,354.8685	n.a.	66,361.6917	n.a.	n.a.	n.a.

18 | THE ROYCE FUNDS ANNUAL REPORT 2001

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
AUTHORIZED SHARE TRANSACTIONS

            Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2002. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

            Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. Royce closed-end funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2001, and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 19

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
COMMON STOCKS - 86.2%
	SHARES	VALUE		SHARES	VALUE
Consumer Products - 9.0%			Restaurants/Lodgings - 0.2%
Apparel and Shoes - 2.9%			IHOP Corporation [a]	25,000	$ 732,500
Garan	46,900	$ 1,993,250	Prime Hospitality [a]	96,400	1,065,220
Jones Apparel Group [a]	81,500	2,703,355			1,797,720
K-Swiss Cl. A	104,500	3,474,625	Retail Stores - 3.1%
Nautica Enterprises [a]	85,000	1,087,150	Big Lots	402,200	4,182,880
Oshkosh B’Gosh Cl. A	108,300	4,542,102	Charming Shoppes [a]	821,700	4,363,227
Polo Ralph Lauren Cl. A [a]	186,100	4,980,036	Claire’s Stores	132,200	1,996,220
Weyco Group	167,664	4,250,282	Michaels Stores [a]	10,000	329,500
Wolverine World Wide	99,400	1,495,970	Pier 1 Imports	101,400	1,758,276
		24,526,770	Ross Stores	134,500	4,314,760
Collectibles - 0.2%			Stein Mart [a]	172,800	1,444,608
The Boyds Collection [a]	161,800	1,095,386	Urban Outfitters [a]	304,300	7,339,716
Enesco Group [a]	172,200	1,084,860			25,729,187
		2,180,246	Other Consumer Services - 0.5%
Food/Beverage/Tobacco - 0.6%			Sotheby’s Holdings Cl. A [a]	265,200	4,404,972
800 JR Cigar [a,d]	172,400	2,241,200	Total (Cost $28,171,038)		40,098,839
Hain Celestial Group [a]	37,800	1,037,988
Hershey Creamery	583	1,043,570	Financial Intermediaries - 10.0%
Tootsie Roll Industries	13,791	538,952	Banking - 1.4%
		4,861,710	BOK Financial [a]	63,354	1,996,285
Home Furnishing/Appliances - 1.0%			Farmers & Merchants Bank of Long Beach	1,266	3,342,240
Bassett Furniture Industries	131,675	1,844,767	First National Bank Alaska	2,100	2,467,500
Ethan Allen Interiors	10,000	415,900	Fulton Financial	18,903	412,652
Falcon Products	377,000	2,544,750	Hudson City Bancorp	20,000	527,000
La-Z-Boy	68,200	1,488,124	Mechanics Bank	200	2,800,000
Lifetime Hoan	386,727	2,320,362	Oriental Financial Group	58,000	1,078,800
		8,613,903			12,624,477
Publishing - 0.2%			Insurance - 8.5%
Marvel Enterprises [a]	476,400	1,810,320	Argonaut Group	187,000	3,659,590
Sports and Recreation - 2.2%			Baldwin & Lyons Cl. B	126,000	3,225,600
Coachmen Industries	364,400	4,372,800	Capitol Transamerica	208,160	3,424,232
Fleetwood Enterprises	152,300	1,725,559	Erie Indemnity Company Cl. A	97,900	3,768,171
Monaco Coach [a]	74,050	1,619,474	Everest Re Group	45,300	3,202,710
RockShox [a,c]	1,141,400	422,318	Fidelity National Financial	30,250	750,200
Sturm, Ruger & Co.	258,400	3,095,632	First American	41,700	781,458
Thor Industries	193,850	7,182,142	HCC Insurance Holdings	78,700	2,168,185
		18,417,925	Horace Mann Educators	91,000	1,931,020
Other Consumer Products - 1.9%			Leucadia National	59,300	1,711,991
Burnham Corporation Cl. A	46,956	1,690,416	MBIA	24,900	1,335,387
Burnham Corporation Cl. B	18,000	648,000	Markel Corporation [a]	4,200	754,530
Lazare Kaplan International [a]	131,600	908,040	Mercury General	43,500	1,899,210
Matthews International Cl. A	221,000	5,432,180	MIIX Group	36,300	442,860
Starrett (L.S.) Company Cl. A	75,400	1,572,090	NYMAGIC	60,200	968,618
Velcro Industries	525,800	5,836,380	Old Republic International	109,200	3,058,692
		16,087,106	PMA Capital Cl. A	241,700	4,664,810
Total (Cost $46,765,229)		76,497,980	PXRE Group	176,551	3,114,360
			ProAssurance [a]	513,270	9,023,287
Consumer Services - 4.8%			RLI	66,362	2,986,290
Leisure/Entertainment - 1.0%			Radian Group	6,904	296,527
†CryptoLogic [a]	124,000	2,201,000	Trenwick Group	215,200	2,188,584
Ticketmaster Cl. B [a]	364,000	5,965,960	Wesco Financial	11,990	3,776,850
		8,166,960	White Mountains Insurance Group	21,200	7,377,600
			Zenith National Insurance	206,900	5,780,786
					72,291,548
			Securities Brokers - 0.1%
			E*TRADE Group [a]	50,000	512,500
			Total (Cost $52,042,555)		85,428,525

20 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		SHARES	VALUE
Financial Services - 5.1%			Health Services - 0.7%
Information and Processing - 1.0%			Gentiva Health Services [a]	30,150	$ 661,793
BARRA [a]	72,200	$ 3,399,898	Health Management Associates Cl. A [a]	27,400	504,160
eFunds Corporation [a]	192,675	2,649,281	Lincare Holdings [a]	44,600	1,277,790
SEI Investments	12,000	541,320	Manor Care [a]	63,300	1,500,843
SunGard Data Systems [a]	49,200	1,423,356	MedQuist [a]	73,893	2,161,370
		8,013,855			6,105,956
Insurance Brokers - 1.8%			Personal Care - 1.0%
Brown & Brown	20,000	546,000	Chattem [a]	87,400	1,678,954
Clark/Bardes [a]	105,900	2,671,857	†Ocular Sciences [a]	167,500	3,902,750
Crawford & Co. Cl. A	327,350	2,861,039	Regis	112,200	2,892,516
Crawford & Co. Cl. B	75,300	882,516			8,474,220
Gallagher (Arthur J.) & Company	99,200	3,421,408	Surgical Products and Devices - 1.8%
Hilb, Rogal & Hamilton	92,675	5,194,434	Arrow International	180,600	7,213,164
		15,577,254	Haemonetics [a]	102,900	3,490,368
Investment Management - 2.2%			Invacare	17,000	573,070
Affiliated Managers Group [a]	67,800	4,778,544	Novoste [a]	36,500	319,010
BKF Capital Group [a]	94,000	2,697,800	STERIS [a]	33,600	613,872
BlackRock Cl. A [a]	55,000	2,293,500	Varian Medical Systems [a]	42,900	3,057,054
Eaton Vance	115,200	4,095,360			15,266,538
Federated Investors Cl. B	15,000	478,200	Total (Cost $43,392,791)		70,264,810
John Nuveen Company Cl. A	77,100	4,123,308	Industrial Products - 10.8%
U.S. Global Investors Cl. A [a]	249,205	261,665	Building Systems and Components - 1.7%
		18,728,377	Decker Manufacturing	6,022	174,638
Other Financial Services - 0.1%			Mueller (Paul)	53,200	1,564,080
Profit Recovery Group International [a]	123,800	1,008,970	Preformed Line Products Company	131,600	2,488,556
Total (Cost $19,198,469)		43,328,456	Simpson Manufacturing [a]	112,200	6,429,060
Health - 8.3%			Skyline	123,400	3,979,650
Commercial Services - 2.0%					14,635,984
Covance [a]	270,200	6,133,540	Construction Materials - 1.8%
IDEXX Laboratories [a]	44,100	1,257,291	Ameron International	13,000	899,600
PAREXEL International [a]	277,700	3,984,995	Ash Grove Cement Company Cl. B	50,518	6,238,973
Pharmaceutical Product Development [a]	10,000	323,100	Florida Rock Industries	169,800	6,211,284
Quintiles Transnational [a]	140,300	2,256,024	Puerto Rican Cement Company	105,200	1,988,280
The TriZetto Group [a]	111,800	1,466,816			15,338,137
Young Innovations [a]	51,700	1,341,615	Industrial Components - 0.8%
		16,763,381	Penn Engineering & Manufacturing	257,600	4,314,800
Drugs and Biotech - 2.8%			Penn Engineering & Manufacturing Cl. A	79,600	1,314,196
Abgenix [a]	38,000	1,278,320	Precision Castparts	10,000	282,500
Affymetrix [a]	63,600	2,400,900	Woodhead Industries	45,400	720,952
†Biopure Corporation Cl. A [a]	48,200	684,922			6,632,448
Celera Genomics Group -			Machinery - 2.0%
Applera Corporation [a]	79,800	2,129,862	Coherent [a]	106,300	3,286,796
Cerus Corporation [a]	21,700	992,775	Federal Signal	93,600	2,084,472
Chiron Corporation [a]	21,800	955,712	Graco	17,700	691,185
Emisphere Technologies [a]	120,500	3,845,155	Lincoln Electric Holdings	237,880	5,813,787
Exelixis [a]	45,000	747,900	Nordson Corporation	93,000	2,456,130
Gene Logic [a]	99,700	1,878,348	Oshkosh Truck	5,000	243,750
Genzyme Corporation - General			PAXAR [a]	175,100	2,486,420
Division [a]	28,000	1,676,080			17,062,540
IDEC Pharmaceuticals [a]	38,100	2,626,233	Paper and Packaging - 0.3%
Lexicon Genetics [a]	246,200	2,841,148	Liqui-Box	59,978	2,474,092
Millennium Pharmaceuticals [a]	24,000	588,240	Pumps, Valves and Bearings - 1.3%
Shire Pharmaceuticals Group ADR [a,b]	20,853	763,220	Baldor Electric	62,900	1,314,610
Vertex Pharmaceuticals [a]	10,000	245,900	ConBraCo Industries [a]	7,630	1,983,800
		23,654,715	Denison International ADR [a,b]	88,400	1,463,904

THE ROYCE FUNDS ANNUAL REPORT 2001 | 21

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Engineering and Construction - 0.3%
Pumps, Valves and Bearings (continued)			Clayton Homes	25,000	$ 427,500
Kaydon Corporation	161,200	$ 3,656,016	Jacobs Engineering Group [a]	10,000	660,000
NN	127,100	1,417,165	McDermott International [a]	71,000	871,170
Roper Industries	28,100	1,390,950	Todd Shipyards [a]	39,200	348,880
		11,226,445			2,307,550
Specialty Chemicals and Materials- 1.5%			Food/Tobacco Processors - 1.8%
Aceto	60,010	624,104	Corn Products International	15,000	528,750
Arch Chemicals	38,200	886,240	Farmer Bros.	26,000	6,890,000
Brady Corporation Cl. A	94,400	3,455,040	Midwest Grain Products	321,200	3,713,072
CFC International [a]	123,500	494,000	Seaboard	2,650	810,900
Calgon Carbon	50,000	417,500	Universal	89,000	3,240,490
Donaldson Company	26,000	1,009,840			15,183,212
Hawkins	301,278	2,681,374	Industrial Distribution - 0.7%
MacDermid	179,131	3,036,270	Central Steel & Wire	3,699	1,738,530
Valspar	10,000	396,000	Ritchie Bros. Auctioneers [a]	155,200	3,861,376
		13,000,368	TBC [a]	21,300	285,207
Textiles - 0.4%					5,885,113
Fab Industries	67,700	1,232,140	Printing - 2.1%
Unifi [a]	241,200	1,748,700	Bowne & Co.	383,100	4,903,680
		2,980,840	Ennis Business Forms	424,500	4,075,200
Other Industrial Products - 1.0%			New England Business Service	268,500	5,141,775
BHA Group Holdings	125,409	1,881,135	Standard Register (The)	208,710	3,867,396
IMPCO Technologies [a]	15,500	196,695			17,988,051
Kimball International Cl. B	334,880	5,073,432	Transportation and Logistics - 2.1%
Myers Industries	42,182	575,784	Airborne	100,000	1,483,000
Steelcase Cl. A	32,500	478,400	AirNet Systems [a]	85,700	706,168
Trinity Industries	20,000	543,400	C. H. Robinson Worldwide	40,000	1,156,600
		8,748,846	CNF	62,600	2,100,230
Total (Cost $60,045,017)		92,099,700	EGL [a]	198,525	2,769,424
Industrial Services - 11.2%			Hub Group Cl. A [a]	77,000	806,960
Advertising/Publishing - 0.3%			Landstar System [a]	25,400	1,841,754
Grey Global Group	3,817	2,544,985	Patriot Transportation Holding [a,c]	166,300	3,332,652
Commercial Services - 3.4%			Pittston Brink’s Group	156,213	3,452,307
ABM Industries	84,500	2,649,075			17,649,095
Allied Waste Industries [a]	144,800	2,035,888	Other Industrial Services - 0.5%
Benchmark Electronics [a]	31,900	604,824	Landauer	112,900	3,821,665
CDI Corporation [a]	166,200	3,157,800	Republic Services [a]	18,600	371,442
Carlisle Holdings [a]	634,900	1,396,780			4,193,107
Catalina Marketing [a]	12,200	423,340	Total (Cost $74,195,119)		94,938,660
Cornell Companies [a]	124,400	2,195,660	Natural Resources - 6.1%
Fisher Communications	16,096	708,224	Energy Services - 2.3%
†Iron Mountain [a]	68,300	2,991,540	Carbo Ceramics	105,600	4,135,296
Korn/Ferry International [a]	43,700	465,405	Chiles Offshore [a]	31,300	622,557
MPS Group [a]	114,300	816,102	Global Industries [a]	119,500	1,063,550
Manpower	55,800	1,881,018	Helmerich & Payne	98,400	3,284,592
MAXIMUS [a]	28,000	1,177,680	Input/Output [a]	374,800	3,077,108
New Horizons Worldwide [a]	111,500	1,282,250	Peerless Mfg. [a,c]	158,600	2,862,730
On Assignment [a]	30,000	689,100	Tidewater	21,600	732,240
Open Plan Systems [a,c]	376,000	58,280	Willbros Group [a]	236,400	3,782,400
RemedyTemp Cl. A [a]	65,000	925,600			19,560,473
Sevenson Environmental Services	292,292	3,069,066	Oil and Gas - 1.6%
Spherion Corporation [a]	109,000	1,063,840	Alberta Energy Company	14,700	556,395
TMP Worldwide [a]	24,000	1,029,600	Tom Brown [a]	28,000	756,280
Tyler Technologies [a]	124,500	566,475	Denbury Resources [a]	458,900	3,354,559
		29,187,547	EOG Resources	15,000	586,650
			PetroCorp [a]	124,400	1,119,600
22 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Internet Software and Services - 0.3%
Oil and Gas (continued)			CNET Networks [a]	172,400	$ 1,546,428
Pure Resources [a]	206,132	$ 4,143,253	DoubleClick [a]	96,700	1,096,578
3TEC Energy [a]	120,000	1,680,000	Verado Holdings (Warrants) [a]	1,054	0
Toreador Resources [a]	100,300	461,380			2,643,006
Vintage Petroleum	48,300	697,935	IT Services - 1.8%
		13,356,052	American Management Systems [a]	401,900	7,266,352
Precious Metals and Mining - 0.8%			answerthink [a]	301,100	1,966,183
Anglogold ADR [b]	285,100	5,148,906	Cognizant Technology Solutions [a]	20,000	819,600
Barrick Gold	26,500	422,675	Covansys Corporation [a]	70,300	629,185
Gold Fields ADR [b]	188,800	913,792	DiamondCluster International Cl. A [a]	115,000	1,506,500
MK Gold [a]	517,900	274,487	Gartner Cl. A [a]	70,000	818,300
		6,759,860	QRS Corporation [a]	57,500	810,750
Real Estate - 1.4%			Sapient Corporation [a]	120,000	926,400
Alico	52,000	1,630,200	Syntel [a]	65,300	844,329
Chateau Communities	20,000	598,000			15,587,599
Chelsea Property Group	37,500	1,841,250	Semiconductors and Equipment - 3.0%
Consolidated-Tomoka Land	13,564	269,652	Adaptec [a]	79,500	1,152,750
Kimco Realty	22,500	735,525	BE Semiconductor Industries [a]	58,000	484,300
Public Storage	45,000	1,503,000	Credence Systems [a]	20,600	382,542
†Trammell Crow Company [a]	422,400	4,942,080	Cymer [a]	14,500	387,585
Vornado Realty Trust	10,000	416,000	DuPont Photomasks [a]	35,000	1,520,750
		11,935,707	Electroglas [a]	210,200	3,104,654
Total (Cost $34,981,348)		51,612,092	Exar [a]	62,300	1,298,955
Technology - 16.0%			Fairchild Semiconductor Cl. A [a]	98,000	2,763,600
Aerospace/Defense - 1.9%			Helix Technology	36,900	832,095
Curtiss-Wright	121,900	5,820,725	Intevac [a]	191,850	457,562
Ducommun [a]	317,200	3,520,920	Kulicke & Soffa Industries [a]	75,800	1,299,970
Herley Industries [a]	30,000	510,000	Lam Research [a]	5,000	116,100
Special Metals [a]	420,600	1,089,312	Lattice Semiconductor [a]	142,000	2,920,940
Woodward Governor	83,600	4,869,700	†Mentor Graphics [a]	184,900	4,358,093
		15,810,657	National Semiconductor [a]	23,200	714,328
Components and Systems - 3.3%			Novellus Systems [a]	12,000	473,400
American Power Conversion [a]	86,200	1,246,452	PCD [a,c]	477,600	831,024
Analogic	27,800	1,070,578	Varian [a]	28,000	908,320
Cognex Corporation [a]	73,400	1,879,774	Veeco Instruments [a]	20,000	721,000
Dionex [a]	101,000	2,576,510	Vishay Intertechnology [a]	33,900	661,050
Excel Technology [a]	148,400	2,582,160			25,389,018
Imation Corporation [a]	55,700	1,202,006	Software - 3.0%
InFocus Corporation [a]	79,000	1,739,580	ANSYS [a]	45,500	1,121,575
Kronos [a]	35,850	1,734,423	Aspen Technology [a]	27,100	455,280
Newport	102,600	1,978,128	Autodesk	90,500	3,372,935
Perceptron [a]	397,400	524,568	Business Objects ADR [a,b]	25,500	861,900
Radiant Systems [a]	57,500	661,250	HNC Software [a]	10,000	206,000
Rainbow Technologies [a]	106,900	791,060	iGate Capital [a]	77,200	316,520
Scitex [a]	320,700	1,459,185	Integral Systems [a]	84,800	1,632,400
Symbol Technologies	70,000	1,111,600	i2 Technologies [a]	85,000	671,500
Technitrol	124,600	3,441,452	JDA Software Group [a]	197,400	4,411,890
Zebra Technologies Cl. A [a]	66,700	3,702,517	MRO Software [a]	46,000	1,075,480
		27,701,243	MSC.Software [a]	52,600	820,560
Distribution - 1.9%			Macromedia [a]	43,000	765,400
Arrow Electronics [a]	71,100	2,125,890	Manugistics Group [a]	49,200	1,037,136
Avnet	285,355	7,267,992	National Instruments [a]	61,100	2,288,806
Pioneer-Standard Electronics	158,125	2,008,188	Peregrine Systems [a]	26,983	400,158
†Plexus [a]	103,600	2,751,616	Phoenix Technologies [a]	20,900	243,276
Richardson Electronics	180,300	2,181,630	Progress Software [a]	60,500	1,045,440
		16,335,316
THE ROYCE FUNDS ANNUAL REPORT 2001 | 23

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		PRINCIPAL AMOUNT	VALUE
Technology (continued)			CORPORATE BONDS - 0.6%
Software (continued)			Charming Shoppes 7.50% Conv.
SPSS [a]	127,500	$ 2,263,125	Sub. Note due 7/15/06	$ 3,694,000	$ 3,610,885
Transaction Systems Architects Cl. A [a]	237,300	2,909,298	Dixie Group 7.00% Conv. Sub.
		25,898,679	Deb. Due 5/15/12	633,000	189,900
Telecommunication - 0.8%			Richardson Electronics 7.25%
†Clarent Corporation [a,d]	15,000	36,000	Conv. Sub. Deb. due 12/15/06	1,319,000	1,088,175
Globecomm Systems [a]	130,300	787,012	Verado Holdings 0% (Step) [e]
Level 3 Communications [a]	214,900	1,074,500	Sr. Note due 4/15/08	4,515,000	45,150
McLeodUSA Cl. A [a]	4,140,200	1,531,874	TOTAL CORPORATE BONDS
			(Cost $7,708,089)		4,934,110
Plantronics [a]	55,100	1,412,764	U.S. TREASURY OBLIGATIONS - 5.4%
REMEC [a]	204,200	2,039,958	U.S. Treasury Notes
		6,882,108	†6.625%, due 3/31/02	20,000,000	20,231,200
Total (Cost $107,787,702)		136,247,626	†4.25%, due 3/31/03	25,000,000	25,582,000
Miscellaneous - 4.9%			TOTAL U.S. TREASURY OBLIGATIONS
Total (Cost $36,978,632)		41,730,446	(Cost $45,152,228)		45,813,200
TOTAL COMMON STOCKS			REPURCHASE AGREEMENT - 6.8%
(Cost $503,557,900)		732,247,134	State Street Bank & Trust Company,
PREFERRED STOCKS - 0.5%			0.85% dated 12/31/01, due 1/2/02,
Pioneer-Standard Electronics			maturity value $57,746,727
6.75% Conv.	80,000	3,620,000	(collateralized by U.S. Treasury Bonds,
SVB Capital I 8.25%	20,000	454,900	7.25% due 5/15/16, valued at $58,901,849)
TOTAL PREFERRED STOCKS
(Cost $4,315,000)		4,074,900	(Cost $57,744,000)		57,744,000
			TOTAL INVESTMENTS - 99.5%
			(Cost $618,477,217)		844,813,344

			CASH AND OTHER ASSETS
			LESS LIABILITIES - 0.5%		4,327,624
			NET ASSETS - 100.0%		$ 849,140,968

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At December 31, 2001, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	Securities for which market quotations are no longer readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
[e]	Coupon rate of 0% to 4/2003; thereafter 13%.
†	New additions in 2001.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $622,277,890. At December 31, 2001, net unrealized appreciation for all securities was $222,535,454, consisting of aggregate gross unrealized appreciation of $251,928,390 and aggregate gross unrealized depreciation of $29,392,936. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

24 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2001
ASSETS:
Investments at value (identified cost $560,733,217)	$787,069,344
Repurchase agreement (at cost and value)	57,744,000
Cash	559,451
Receivable for investments sold	4,495,162
Receivable for dividends and interest	1,326,735
Prepaid expenses	19,742
Total Assets	851,214,434
LIABILITIES:
Payable for investments purchased	746,910
Payable for investment advisory fee	844,476
Preferred dividends accrued but not yet declared	266,223
Accrued expenses	215,857
Total Liabilities	2,073,466
Net Assets	$849,140,968
ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.80% Cumulative Preferred Stock – $0.001 per share; 2,400,000 shares outstanding	$ 2,400
Par value of 7.30% Tax-Advantaged Cumulative Preferred Stock – $0.001 per share; 4,000,000 shares outstanding	4,000
Additional paid-in capital	159,993,600
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	160,000,000
COMMON STOCK:
Par value of Common Stock – $0.001 per share; 39,801,721 shares outstanding (150,000,000 shares authorized)	39,802
Additional paid-in capital	456,885,911
Undistributed net investment income	2,116,678
Accumulated net realized gain on investments	4,028,673
Net unrealized appreciation on investments	226,336,127
Preferred dividends accrued but not yet declared	(266,223)
Net Assets applicable to Common Stock (net asset value per share – $17.31)	$689,140,968
Net Assets	$849,140,968

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	December 31, 2001	December 31, 2000

INVESTMENT OPERATIONS:
Net investment income	$ 2,247,245	$ 6,912,303
Net realized gain on investments	53,961,553	58,270,139
Net change in unrealized appreciation on investments	46,195,029	34,769,579
Net increase in net assets from investment operations	102,403,827	99,952,021
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(370,182)	(1,075,514)
Net realized gain on investments	(11,609,818)	(10,904,486)
Total distributions to Preferred Stockholders	(11,980,000)	(11,980,000)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(1,768,474)	(4,781,175)
Net realized gain on investments	(55,464,014)	(48,640,033)
Total distributions to Common Stockholders	(57,232,488)	(53,421,208)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	32,687,267	35,783,120
NET INCREASE IN NET ASSETS	65,878,606	70,333,933
NET ASSETS:
Beginning of year	783,262,362	712,928,429
End of year (including undistributed net investment income
of $2,116,678 and $4,909,558, respectively)	$ 849,140,968	$ 783,262,362
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 25

ROYCE VALUE TRUST, INC.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2001
INVESTEMENT INCOME:
Income:
Dividends	$8,751,337
Interest	3,971,220
Total income	12,722,557
Expenses:
Investment advisory fees	9,660,223
Administrative and office facilities expenses	316,955
Custodian and transfer agent fees	235,710
Stockholder reports	208,567
Directors’ fees	77,870
Professional fees	59,908
Other expenses	165,749
Total expenses	10,724,982
Fees waived by investment adviser	(249,670)
Net expenses	10,475,312
Net investment income	2,247,245
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	53,961,553
Net change in unrealized appreciation on investments	46,195,029
Net realized and unrealized gain on investments	100,156,582
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$102,403,827
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
26 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Year ended December 31,
	2001	2000	1999	1998	1997
NET ASSET VALUE, BEGINNING OF PERIOD	$16.56	$15.77	$15.72	$16.91	$14.32
INVESTMENT OPERATIONS (a):
Net investment income	0.05	0.18	0.26	0.17	0.21
Net realized and unrealized gain on investments	2.58	2.58	1.65	0.67	3.85
Total investment operations	2.63	2.76	1.91	0.84	4.06
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.03)	(0.04)	(0.03)	(0.03)
Net realized gain on investments	(0.30)	(0.30)	(0.32)	(0.26)	(0.15)
Total distributions to Preferred Stockholders	(0.31)	(0.33)	(0.36)	(0.29)	(0.18)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.05)	(0.13)	(0.15)	(0.16)	(0.19)
Net realized gain on investments	(1.44)	(1.35)	(1.22)	(1.38)	(1.02)
Total distributions to Common Stockholders	(1.49)	(1.48)	(1.37)	(1.54)	(1.21)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.08)	(0.16)	(0.13)	(0.09)	(0.08)
Effect of Preferred Stock offering	–	–	–	(0.11)	–
Total capital stock transactions	(0.08)	(0.16)	(0.13)	(0.20)	(0.08)
NET ASSET VALUE, END OF PERIOD (a)	$17.31	$16.56	$15.77	$15.72	$16.91
MARKET VALUE, END OF PERIOD	$15.72	$14.438	$13.063	$13.750	$15.063
TOTAL RETURN (b):
Net Asset Value (a)	15.2%	16.6%	11.7%	3.3%	27.5%
Market Value	20.0%	22.7%	5.7%	1.5%	28.8%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (c,d)	1.61%	1.43%	1.39%	1.31%	1.12%
Management fee expense	1.45%	1.25%	1.18%	1.10%	0.39%
Interest expense	–	–	–	–	0.45%
Other operating expenses	0.16%	0.18%	0.21%	0.21%	0.28%
Net investment income	0.35%	1.18%	1.47%	1.11%	1.53%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$849,141	$783,262	$712,928	$676,963	$554,231
Portfolio Turnover Rate	30%	36%	41%	43%	29%
PREFERRED STOCK:
Total shares outstanding	6,400,000	6,400,000	6,400,000	6,400,000	2,400,000
Asset coverage per share	$132.68	$122.38	$111.40	$105.78	$165.51
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share:
7.80% Cumulative (e)	$25.70	$23.44	$24.98	$25.91	$25.70
7.30% Tax-Advantaged Cumulative (e)	$25.37	$22.35	$24.24	$25.43	–
NOTES:
Total amount outstanding (in thousands)	–	–	–	–	$27,801
Asset coverage per note	–	–	–	–	$2,090.89
Average market value per note (e)	–	–	–	–	$107.69
(a)	Through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed that the Notes had been converted, the Net Asset Value per share would have been increased by $0.31 at December 31, 1997.
(b)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(c)	Expense ratios based on total average net assets were 1.30%, 1.12%, 1.06%, 1.06% and 0.99% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(d)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.65%, 1.51%, 1.48%, 1.34% and 1.14% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(e)	The average of month-end market values during the period.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 27

ROYCE VALUE TRUST, INC. NOTES TO FINANCIAL STATEMENTS
Summary of Significant Accounting Policies:

     Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any noncash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:

     The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.
     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

28 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC. NOTES TO FINANCIAL STATEMENTS (continued)

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

The Fund issued 2,167,201 and 2,562,739 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2001 and 2000, respectively.

Investment Advisory Agreement:

     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period. The performance period for each month was from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement had been in effect for 60 full calendar months (June 30, 2001), when it became a rolling 60-month period ending with the most recent calendar month.

     The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

For the year ended December 31, 2001, the Fund accrued and paid Royce advisory fees totaling $9,410,553, which is net of $249,670 voluntarily waived by Royce.

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2001 and 2000 was as follows:

Distributions paid from:	2001	2000
Ordinary income	$ 16,631,761	$ 29,227,800
Long-term capital gain	52,580,727	36,173,408
	$ 69,212,488	$ 65,401,208

As of December 31, 2001, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed ordinary income	$ 6,030,028
Undistributed long-term gain	3,915,997
Unrealized appreciation	222,535,454
Accrued preferred distributions	(266,224)
$ 232,215,255

Purchases and Sales of Investment Securities:
For the year ended December 31, 2001, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $232,661,899 and $278,561,068, respectively.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 29

ROYCE VALUE TRUST, INC. NOTES TO FINANCIAL STATEMENTS (continued)
Transactions in Shares of Affiliated Companies:

     An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2001:

	Purchases		Sales
Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income
Open Plan Systems	–	–	–	–	–	–
PCD	177,400	$414,540	–	–	–	–
Patriot Transportation Holdings	–	–	–	–	–	–
Peerless Mfg.	–	–	–	–	–	–
RockShox	101,000	$ 49,820	–	–	–	–
Technical Communications	–	–	106,700	$615,477	$(498,173)	–

Other:
In 2001, Royce fully reimbursed the Fund for a $480,000 loss realized upon the disposition of a security inadvertently purchased for the Fund that did not meet the Fund’s investment restrictions.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Value Trust, Inc.
     We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1997 were audited by other auditors whose report dated February 10, 1998 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA January 17, 2002
30 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
COMMON STOCKS - 94.0%
	SHARES	VALUE		SHARES	VALUE
Consumer Products - 12.0%			Dress Barn (The) [a]	37,400	$ 935,374
Apparel and Shoes - 3.5%			Finish Line (The) Cl. A [a]	110,300	1,686,487
Delta Apparel [a]	110,500	$ 2,309,450	La Senza Corporation	189,900	852,719
Garan	23,700	1,007,250	Stein Mart [a]	295,200	2,467,872
Kleinert’s [a,d]	14,200	113,600	Urban Outfitters [a]	97,300	2,346,876
†Nautica Enterprises [a]	107,600	1,376,204			11,820,568
Oshkosh B’Gosh Cl. A	47,000	1,971,180	Other Consumer Services - 0.3%
Weyco Group	68,400	1,733,940	†E-LOAN [a]	465,500	856,520
		8,511,624	Total (Cost $9,776,890)		15,116,287
Collectibles - 1.2%			Financial Intermediaries - 8.2%
The Boyds Collection [a]	176,500	1,194,905	Banking - 0.8%
Enesco Group [a]	82,700	521,010	First Midwest Financial	1,000	13,525
Topps Company (The) [a]	101,000	1,227,150	HomeFed [a]	1,108,521	1,053,095
		2,943,065	Queen City Investments	948	398,160
Food/Beverage/Tobacco - 1.1%			Sterling Bancorp	12,100	353,320
800 JR Cigar [a,d]	193,000	2,509,000			1,818,100
Home Furnishing/Appliances - 1.2%			Closed End Funds - 0.2%
Bassett Furniture Industries	92,600	1,297,326	Central Fund of Canada Cl. A	140,000	462,000
Falcon Products	122,700	828,225	Insurance - 7.2%
Lifetime Hoan	120,054	720,324	Arch Capital Group [a]	25,700	661,775
		2,845,875	CNA Surety	15,000	232,500
Publishing - 0.1%			Capitol Transamerica	84,165	1,384,514
Marvel Enterprises [a]	87,700	333,260	GAINSCO [a]	25,000	40,000
Sports and Recreation - 2.1%			IPC Holdings	80,600	2,385,760
Cannondale Corporation [a]	10,000	22,400	Independence Holding	36,630	659,340
Lund International Holdings [a]	387,950	100,867	NYMAGIC	112,700	1,813,343
Meade Instruments [a]	143,600	514,088	Navigators Group [a]	114,400	2,285,140
Monaco Coach [a]	75,900	1,659,933	PICO Holdings [a]	37,500	468,750
Thor Industries	59,300	2,197,065	PMA Capital Cl. A	57,109	1,102,204
Winnebago Industries	14,200	524,548	PXRE Group	73,164	1,290,613
		5,018,901	Philadelphia Consolidated Holding [a]	52,500	1,979,775
Other Consumer Products - 2.8%			ProAssurance [a]	139,500	2,452,410
Cross (A.T.) & Company Cl. A [a]	100,000	590,000	Wellington Underwriting	444,712	661,069
Hunt Corporation	50,000	385,000			17,417,193
Lazare Kaplan International [a]	192,700	1,329,630	Total (Cost $12,755,001)		19,697,293
Matthews International Cl. A	146,000	3,588,680	Financial Services - 2.3%
Velcro Industries	81,500	904,650	Insurance Brokers - 1.0%
		6,797,960	Clark/Bardes [a]	50,900	1,284,207
Total (Cost $18,225,657)		28,959,685	CorVel [a]	18,750	614,063
Consumer Services - 6.3%			Hilb, Rogal & Hamilton	10,100	566,105
Leisure/Entertainment - 1.0%					2,464,375
Allen Organ Cl. B	1,600	49,760	Investment Management - 0.4%
CryptoLogic [a]	63,600	1,128,900	BKF Capital Group [a]	27,700	794,990
Liberty Livewire Cl. A [a]	158,900	1,103,894	Other Financial Services - 0.9%
3DO Company [a]	6,000	12,480	†Electro Rent [a]	65,000	837,850
		2,295,034	Profit Recovery Group International [a]	165,000	1,344,750
Restaurants/Lodgings - 0.1%					2,182,600
Chart House Enterprises [a]	20,000	18,000	Total (Cost $3,220,907)		5,441,965
Diedrich Coffee [a]	32,350	126,165	Health - 8.8%
		144,165	Commercial Services - 1.9%
Retail Stores - 4.9%			ICON ADR [a,b]	800	23,848
Brookstone [a]	23,000	269,790	PAREXEL International [a]	134,400	1,928,640
Buckle (The) [a]	61,500	1,371,450	The TriZetto Group [a]	74,800	981,376
Cato Cl. A	100,000	1,890,000
THE ROYCE FUNDS ANNUAL REPORT 2001 | 31

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		SHARES	VALUE
Health (continued)			Penn Engineering & Manufacturing	56,600	$ 948,050
Commercial Services (continued)			Penn Engineering & Manufacturing Cl. A	30,800	508,508
Young Innovations [a]	65,900	$ 1,710,105	Scientific Technologies	10,700	41,302
		4,643,969	†Wescast Industries Cl. A	30,300	925,665
Drugs and Biotech - 3.4%			Woodhead Industries	10,000	158,800
Antigenics [a]	60,800	997,120			2,837,610
Biopure Corporation Cl. A [a]	5,000	71,050	Machinery - 0.7%
BioReliance [a]	20,300	579,159	Astec Industries [a]	31,700	458,382
BioSource International [a]	89,300	741,190	Atchison Casting [a]	52,500	92,400
Cephalon [a]	7,000	529,095	Lindsay Manufacturing	10,000	193,500
†DUSA Pharmaceuticals [a]	79,700	641,585	Micro General [a]	59,840	820,406
Emisphere Technologies [a]	32,400	1,033,884			1,564,688
Geron [a]	6,000	52,200	Paper and Packaging - 0.8%
Lexicon Genetics [a]	102,100	1,178,234	Liqui-Box	13,100	540,375
Myriad Genetics [a]	5,000	263,200	Peak International [a]	197,000	1,477,500
Sangamo BioSciences [a]	10,000	93,400			2,017,875
ViroPharma [a]	18,800	431,460	Pumps, Valves and Bearings - 1.6%
Visible Genetics [a]	44,500	496,175	Denison International ADR [a,b]	113,500	1,879,560
†VIVUS [a]	167,200	814,264	NN	80,500	897,575
Zila [a]	95,000	228,000	Sun Hydraulics	152,550	1,167,007
		8,150,016			3,944,142
Health Services - 1.1%			Specialty Chemicals and Materials - 1.1%
aaiPharma [a]	57,000	1,434,120	Aceto	58,421	607,578
DIANON Systems [a]	15,500	942,400	Balchem	10,000	213,500
Sierra Health Services [a]	40,000	324,000	CFC International [a]	144,700	578,800
		2,700,520	Eastern	5,000	60,050
Personal Care - 1.0%			Hawkins	122,667	1,091,736
Ocular Sciences [a]	103,800	2,418,540	OSCA [a]	1,100	22,935
Surgical Products and Devices - 1.4%					2,574,599
Allied Healthcare Products [a]	247,400	915,380	Textiles - 0.6%
Cohesion Technologies [a]	5,000	24,900	Fab Industries	76,400	1,390,480
CONMED [a]	3,900	77,844	Other Industrial Products - 1.6%
NMT Medical [a]	54,900	463,905	BHA Group Holdings	126,915	1,903,725
Orthofix International [a]	29,500	1,094,524	Cubic Corporation	7,500	385,200
Osteotech [a]	122,100	677,655	Maxwell Technologies [a]	20,000	196,000
PLC Systems [a]	105,200	62,068	Mity Enterprises [a]	21,300	175,725
		3,316,276	Myers Industries	63,474	866,420
Total (Cost $13,140,034)		21,229,321	Quixote	22,500	427,500
Industrial Products - 12.4%					3,954,570
Building Systems and Components - 1.9%			Total (Cost $21,353,556)		29,880,286
Juno Lighting [a]	81,200	770,182	Industrial Services - 12.3%
LSI Industries	38,850	675,990	Commercial Services - 4.8%
Mueller (Paul)	16,650	489,510	Butler International [a]	21,000	60,900
Simpson Manufacturing [a]	27,600	1,581,480	CDI Corporation [a]	45,900	872,100
Skyline	32,100	1,035,225	Edgewater Technology [a]	18,339	72,439
		4,552,387	Exponent [a]	63,200	777,360
Construction Materials - 2.9%			Kforce [a]	35,000	220,150
Ash Grove Cement Company	20,000	2,470,000	Marketing Specialists [a]	155,000	1,256
Florida Rock Industries	60,000	2,194,800	†National Service Industries	421,200	850,824
Monarch Cement	50,410	937,626	New Horizons Worldwide [a]	117,300	1,348,950
Puerto Rican Cement Company	58,700	1,109,430	On Assignment [a]	30,000	689,100
Synalloy Corporation	95,700	332,079	Open Plan Systems [a]	57,400	8,897
		7,043,935	RemedyTemp Cl. A [a]	70,200	999,648
Industrial Components - 1.2%			SCB Computer Technology [a]	50,000	30,000
Chase Industries [a]	27,900	255,285	Sevenson Environmental Services	137,632	1,445,136
32 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Evergreen Resources [a]	20,000	$ 772,200
Commercial Services (continued)			NATCO Group Cl. A [a]	90,400	632,800
Tyler Technologies [a]	328,200	$ 1,493,310	PetroCorp [a]	203,200	1,828,800
Wackenhut Corrections [a]	184,800	2,561,328	Pure Resources [a]	68,724	1,381,352
Westaff [a]	70,500	176,250	3TEC Energy [a]	80,000	1,120,000
		11,607,648			9,148,554
Food/Tobacco Processors - 2.0%			Precious Metals and Mining - 0.5%
Farmer Bros.	4,000	1,060,000	†Apex Silver Mines [a]	79,600	796,000
Martek Biosciences [a]	33,800	735,150	MK Gold [a]	603,700	319,961
Midwest Grain Products	96,122	1,111,170			1,115,961
Seneca Foods Cl. A [a]	78,500	1,129,615	Real Estate - 0.6%
Seneca Foods Cl. B [a]	47,200	654,664	Liberte Investors	367,500	1,433,250
		4,690,599	Total (Cost $11,670,747)		19,259,082
Industrial Distribution - 0.7%			Technology - 19.0%
Lawson Products	12,200	317,200	Aerospace/Defense - 3.4%
†Strategic Distribution [a,c]	208,690	1,273,009	Curtiss-Wright	33,900	1,618,725
		1,590,209	Ducommun [a]	165,200	1,833,720
Printing - 1.6%			HEICO	75,000	1,130,250
Bowne & Co.	110,000	1,408,000	HEICO Cl. A	15,750	212,468
Ennis Business Forms	36,200	347,520	Herley Industries [a]	90,000	1,530,000
Moore Corporation	39,600	376,200	SkyWest	10,000	254,500
New England Business Service	79,500	1,522,425	Special Metals [a]	228,800	592,569
Schawk Cl. A	26,300	289,300	Woodward Governor	15,300	891,225
		3,943,445			8,063,457
Transportation and Logistics - 2.7%			Components and Systems - 2.8%
AirNet Systems [a]	110,200	908,048	CSP [a]	117,581	417,471
Aramex International [a]	112,600	1,137,260	Excel Technology [a]	66,600	1,158,840
EGL [a]	42,100	587,295	Kronos [a]	30,750	1,487,685
Forward Air [a]	36,800	1,248,256	MOCON	52,600	508,116
Frozen Food Express Industries [a]	107,500	230,050	Performance Technologies [a]	24,750	329,670
Hub Group Cl. A [a]	6,500	68,120	Printronix [a]	55,000	514,800
Knight Transportation [a]	38,925	731,011	Rainbow Technologies [a]	135,500	1,002,700
Mesaba Holdings [a]	25,000	178,000	SBS Technologies [a]	44,900	654,193
Patriot Transportation Holding [a]	27,700	555,108	SIPEX Corporation [a]	24,100	309,685
Pittston Brink’s Group	39,365	869,966	TransAct Technologies [a]	68,200	375,100
		6,513,114			6,758,260
Other Industrial Services - 0.5%			Distribution - 1.8%
Landauer	32,300	1,093,355	†Daisytek International [a]	75,300	991,701
			Elamex [a]	70,200	315,900
Total (Cost $23,467,116)		29,438,370	Pioneer-Standard Electronics	107,000	1,358,900
Natural Resources - 8.0%			Richardson Electronics	146,600	1,773,860
Energy Services - 3.1%					4,440,361
Carbo Ceramics	33,600	1,315,776	Internet Software and Services - 0.3%
Dril-Quip [a]	42,700	1,029,070	Lionbridge Technologies [a]	37,500	65,644
GulfMark Offshore [a]	34,600	979,526	†Register.com [a]	53,100	610,650
Input/Output [a]	194,500	1,596,845			676,294
Lufkin Industries	25,000	670,000	IT Services - 3.8%
MarkWest Hydrocarbon [a]	15,200	97,280	Analysts International	175,000	722,750
Peerless Mfg. [a]	43,200	779,760	answerthink [a]	211,600	1,381,748
Valley National Gases [a]	30,100	198,660	Braun Consulting [a]	10,000	35,500
Willbros Group [a]	55,900	894,400	CACI International Cl. A [a]	10,000	394,850
		7,561,317	†CIBER [a]	160,000	1,512,000
Oil and Gas - 3.8%			Covansys Corporation [a]	97,100	869,045
Bonavista Petroleum [a]	81,000	1,373,485	†DiamondCluster International Cl. A [a]	60,000	786,000
Denbury Resources [a]	179,700	1,313,607	Forrester Research [a]	70,500	1,419,870
EnergySouth	30,200	726,310	Syntel [a]	145,300	1,878,729
THE ROYCE FUNDS ANNUAL REPORT 2001 | 33

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Miscellaneous - 4.7%
IT Services (continued)			Total (Cost $10,744,554)		$ 11,418,505
Technology Solutions [a]	50,000	$ 111,000	TOTAL COMMON STOCKS
		9,111,492	(Cost $159,755,134)		226,116,069
Semiconductors and Equipment - 1.5%
Electroglas [a]	71,500	1,056,055
Exar [a]	17,000	354,450	PREFERRED STOCKS - 0.5%
Helix Technology	9,500	214,225	Chart House Enterprises Conv. [a]	6,396	6,396
Innovex [a]	30,000	101,400	Seneca Foods Conv. [a]	75,409	1,085,136
Intevac [a]	111,450	265,808	TOTAL PREFERRED STOCKS
Photronics [a]	29,750	932,662	(Cost $957,998)		1,091,532
Teradyne [a]	13,604	410,025
Xicor [a]	35,000	388,500		PRINCIPAL
		3,723,125		AMOUNT
Software - 4.0%
Aladdin Knowledge Systems [a]	27,300	86,541	U.S. TREASURY OBLIGATIONS - 4.3%
ANSYS [a]	35,400	872,610	U.S. Treasury Notes
Applix [a]	20,000	28,000	6.25%, due 8/31/02	$ 5,000,000	5,143,750
Computer Access Technology [a]	48,000	240,000	6.00%, due 9/30/02	5,000,000	5,153,100
iGate Capital [a]	178,400	731,440	TOTAL U.S. TREASURY OBLIGATIONS
Integral Systems [a]	58,300	1,122,275	(Cost $10,000,343)		10,296,850
JDA Software Group [a]	78,000	1,743,300
MSC.Software [a]	17,700	276,120	REPURCHASE AGREEMENT - 2.4%
†Roxio [a]	105,293	1,742,599	State Street Bank & Trust Company,
SPSS [a]	91,900	1,631,225	0.85% dated 12/31/01, due 1/2/02,
†Transaction Systems Architects Cl. A [a]	90,100	1,104,626	maturity value $5,761,272
VerticalBuyer [a]	12,716	64	(collateralized by U.S. Treasury Bonds,
		9,578,800	6.25% due 8/15/23, valued at $5,878,155)
Telecommunication - 1.4%			(Cost $5,761,000)		5,761,000
Captaris [a]	30,000	110,700
Globecomm Systems [a]	95,900	579,236	TOTAL INVESTMENTS - 101.2%
†MetaSolv [a]	90,000	707,346	(Cost $176,474,475)		243,265,451
REMEC [a]	82,500	824,175
Somera Communications [a]	132,900	1,003,395	LIABILITIES LESS
Technical Communications [a,c]	96,700	98,634	CASH AND OTHER ASSETS - (1.2)%		(2,822,326)
		3,323,486
Total (Cost $35,400,672)		45,675,275	NET ASSETS - 100.0%		$ 240,443,125

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At December 31, 2001, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	Securities for which market quotations are no longer readily available represent 1.09% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2001.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $176,879,059. At December 31, 2001, net unrealized appreciation for all securities was $66,386,392, consisting of aggregate gross unrealized appreciation of $75,670,414 and aggregate gross unrealized depreciation of $9,284,022. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
34 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2001

ASSETS:
Investments at value (identified cost $170,713,475)	$ 237,504,451
Repurchase agreement (at cost and value)	5,761,000
Cash	15,393
Receivable for dividends and interest	302,237
Prepaid expenses	5,312
Total Assets	243,588,393
LIABILITIES:
Payable for investments purchased	2,747,637
Payable for investment advisory fee	251,369
Preferred dividends accrued but not yet declared	68,889
Accrued expenses	77,373
Total Liabilities	3,145,268
Net Assets	$ 240,443,125
ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.75% Cumulative Preferred Stock – $0.001 per share; 1,600,000 shares outstanding	$ 1,600
Additional paid-in capital	39,998,400
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	40,000,000
COMMON STOCK:
Par value of Common Stock – $0.001 per share; 16,945,768 shares outstanding (150,000,000 shares authorized)	16,946
Additional paid-in capital	129,887,279
Accumulated net realized gain on investments	3,816,813
Net unrealized appreciation on investments	66,790,976
Preferred dividends accrued but not yet declared	(68,889)
Net Assets applicable to Common Stock (net asset value per share – $11.83)	$ 200,443,125
Net Assets	240,443,125
STATEMENTS OF CHANGES IN NET ASSETS
	Year ended	Year ended
	December 31,	December 31,
	2001	2000
INVESTMENT OPERATIONS:
Net investment income (loss)	$ (775,205)	$ 1,226,568
Net realized gain on investments	12,077,022	21,073,379
Net change in unrealized appreciation on investments	29,883,551	(3,359,234)
Net increase in net assets from investment operations	41,185,368	18,940,713
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(160,545)
Net realized gain on investments	(3,100,000)	(2,939,455)
Total distributions to Preferred Stockholders	(3,100,000)	(3,100,000)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,224,282)
Net realized gain on investments	(9,211,976)	(22,436,013)
Total distributions to Common Stockholders	(9,211,976)	(23,660,295)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	7,749,904	20,370,540
NET INCREASE IN NET ASSETS	36,623,296	12,550,958
NET ASSETS:
Beginning of year	203,819,829	191,268,871
End of year	$240,443,125	$203,819,829
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 35

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Income:
Dividends	$ 1,529,395
Interest	923,904
Total income	2,453,299
Expenses:
Investment advisory fees	2,894,285
Custodian and transfer agent fees	109,774
Administrative and office facilities expenses	85,355
Stockholder reports	62,824
Professional fees	35,239
Directors’ fees	34,823
Other expenses	56,204
Total expenses	3,278,504
Fees waived by investment adviser	(50,000)
Net expenses	3,228,504
Net investment income (loss)	(775,205)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	12,077,022
Net change in unrealized appreciation on investments	29,883,551
Net realized and unrealized gain on investments	41,960,573
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$41,185,368
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

36 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,
	2001	2000	1999	1998	1997
NET ASSET VALUE, BEGINNING OF PERIOD	$10.14	$11.00	$10.06	$10.84	$9.38
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	0.09	0.12	0.13	0.17
Net realized and unrealized gain (loss) on investments	2.57	1.23	1.35	(0.36)	2.61
Total investment operations	2.52	1.32	1.47	(0.23)	2.78
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.01)	(0.05)	(0.06)	(0.02)
Net realized gain on investments	(0.19)	(0.22)	(0.18)	(0.18)	(0.12)
Total distributions to Preferred Stockholders	(0.19)	(0.23)	(0.23)	(0.24)	(0.14)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.09)	(0.06)	(0.07)	(0.16)
Net realized gain on investments	(0.57)	(1.63)	(0.21)	(0.22)	(0.84)
Total distributions to Common Stockholders	(0.57)	(1.72)	(0.27)	(0.29)	(1.00)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.07)	(0.23)	(0.03)	(0.02)	(0.06)
Effect of Preferred Stock offering	–	–	–	–	(0.12)
Total capital stock transactions	(0.07)	(0.23)	(0.03)	(0.02)	(0.18)
NET ASSET VALUE, END OF PERIOD	$11.83	$10.14	$11.00	$10.06	$10.84
MARKET VALUE, END OF PERIOD	$10.50	$8.625	$9.00	$8.875	$10.125
TOTAL RETURN (a):
Net Asset Value	23.4%	10.9%	12.7%	(4.1)%	27.1%
Market Value	28.8%	15.3%	4.5%	(9.4)%	35.0%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE
TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.78%	1.32%	1.27%	1.18%	0.83%
Management fee expense	1.57%	1.08%	0.91%	0.80%	0.40%
Other operating expenses	0.21%	0.24%	0.36%	0.38%	0.43%
Net investment income (loss)	(0.43)%	0.74%	1.20%	1.21%	1.77%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$240,443	$203,820	$191,269	$175,495	$182,362
Portfolio Turnover Rate	27%	49%	49%	44%	34%
PREFERRED STOCK:
Total shares outstanding	1,600,000	1,600,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$150.28	$127.39	$119.54	$109.68	$113.98
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.30	$23.08	$24.67	$25.40	$25.56
(a)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)	Expense ratios based on total average net assets were 1.46%, 1.06%, 0.98%, 0.92% and 0.72% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.81%, 1.44% and 1.24% for the periods ended December 31, 2001, 1999 and 1998, respectively.
(d)	The average of month-end market values during the period.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 37

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

     Royce Micro-Cap Trust, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:

     The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

38 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
     The Fund issued 784,403 and 2,405,377 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2001 and 2000, respectively.

Investment Advisory Agreement:

     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
     For the year ended December 31, 2001, the Fund accrued and paid Royce advisory fees totaling $2,844,285, which is net of $50,000 voluntarily waived by Royce.

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2001 and 2000 was as follows:

Distributions paid from:	2001	2000

Ordinary income	$ 3,817,946	$18,156,894
Long-term capital gain	8,494,030	8,603,401

	$12,311,976	$26,760,295

As of December 31, 2001, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed ordinary income	$ 8,582
Undistributed long-term gain	4,212,820
Unrealized appreciation	66,386,393
Accrued preferred distributions	(68,889)
$70,538,906

Purchases and Sales of Investment Securities:
For the year ended December 31, 2001, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $58,409,890 and $64,751,885, respectively.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 39

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in Shares of Affiliated Companies:

     An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2001:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income
Smithfield Companies (The)	—	—	148,400	$788,710	$472,590	$11,872
Strategic Distribution	211,400	$1,611,978	9,800	$82,056	$3,446	—
Technical Communications	96,700	$ 108,304	—	—	—	—

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year in the period ended December 31, 1997 were audited by other auditors whose report dated February 10, 1998 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA
January 17, 2002

40 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
COMMON STOCKS – 78.3%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 8.2%			Industrial Components - 1.7%
Apparel and Shoes - 1.9%			†Wescast Industries Cl. A	48,000	$ 1,466,400
†Nautica Enterprises [a]	129,000	$ 1,649,910	Machinery - 3.7%
Home Furnishing/Appliances - 1.4%			Lincoln Electric Holdings	130,100	3,179,644
†Industrie Natuzzi ADR [b]	83,800	1,226,832	Pumps, Valves and Bearings - 0.7%
Sports and Recreation - 4.9%			Roper Industries	13,300	658,350
Monaco Coach [a]	113,850	2,489,899	Total (Cost $6,244,335)		9,671,107
Thor Industries	47,000	1,741,350	Industrial Services – 8.0%
		4,231,249	Commercial Services - 7.0%
Total (Cost $4,753,455)		7,107,991	ABM Industries	60,700	1,902,945
Consumer Services – 3.8%			†Cornell Companies [a]	25,000	441,250
Retail Stores - 3.8%			†Diebold	24,000	970,560
Big Lots	99,400	1,033,760	†New Horizons Worldwide [a]	80,500	925,750
Charming Shoppes [a]	332,000	1,762,920	†On Assignment [a]	50,000	1,148,500
Claire’s Stores	33,000	498,300	Spherion Corporation [a]	72,500	707,600
					6,096,605
Total (Cost $2,761,799)		3,294,980	Food/Tobacco Processors - 0.6%
Financial Intermediaries – 8.5%			Midwest Grain Products	41,200	476,272
Insurance - 6.5%			Transportation and Logistics - 0.4%
†Erie Indemnity Company Cl. A	23,500	904,515	†EGL [a]	25,000	348,750
ProAssurance [a]	124,255	2,184,403	Total (Cost $6,287,649)		6,921,627
White Mountains Insurance Group	4,000	1,392,000	Natural Resources – 9.2%
Zenith National Insurance	39,800	1,112,012	Energy Services - 2.1%
		5,592,930	Input/Output [a]	220,900	1,813,589
Securities Brokers - 2.0%			Oil and Gas - 5.2%
†E*TRADE Group [a]	170,000	1,742,500	Tom Brown [a]	63,800	1,723,238
Total (Cost $4,871,600)		7,335,430	†EOG Resources	28,700	1,122,457
Financial Services – 1.4%			3TEC Energy [a]	120,000	1,680,000
Insurance Brokers - 1.4%					4,525,695
Gallagher (Arthur J.) & Company	36,000	1,241,640	Precious Metals and Mining - 1.9%
Total (Cost $283,005)		1,241,640	Anglogold ADR [b]	89,900	1,623,594
Health – 7.7%			Total (Cost $5,948,589)		7,962,878
Commercial Services - 0.4%			Technology – 20.4%
†Quintiles Transnational [a]	20,000	321,600	Aerospace/Defense - 1.7%
Drugs and Biotech - 4.2%			Curtiss-Wright	30,300	1,446,825
†Celera Genomics Group -			Components and Systems - 5.0%
Applera Corporation [a]	54,000	1,441,260	Dionex [a]	40,000	1,020,400
†Incyte Genomics [a]	36,700	717,852	Kronos [a]	27,750	1,342,545
†Lexicon Genetics [a]	128,500	1,482,890	Zebra Technologies Cl. A [a]	35,200	1,953,952
		3,642,002			4,316,897
Personal Care - 1.2%			Distribution - 4.1%
†Ocular Sciences [a]	46,000	1,071,800	Avnet	79,100	2,014,677
Surgical Products and Devices - 1.9%			Richardson Electronics	129,000	1,560,900
Arrow International	40,200	1,605,588			3,575,577
Total (Cost $5,337,970)		6,640,990	Internet Software and Services - 0.5%
Industrial Products - 11.1%			†Register.com	35,000	402,500
Building Systems and Components - 2.5%			IT Services - 6.4%
Simpson Manufacturing [a]	38,000	2,177,400	†Forrester Research [a]	70,600	1,421,884
Construction Materials - 2.5%			†Perot Systems Cl. A [a]	128,600	2,626,012
Florida Rock Industries	59,850	2,189,313	†Syntel [a]	118,700	1,534,791
					5,582,687

THE ROYCE FUNDS ANNUAL REPORT 2001 | 41

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2001
	SHARES	VALUE		VALUE
Technology (continued)			REPURCHASE AGREEMENT - 9.7%
Software - 1.8%			State Street Bank & Trust Company,
†JDA Software Group [a]	72,100	$ 1,611,435	0.85% dated 12/31/01, due 1/2/02,
Telecommunication – 0.9%			Maturity value $8,413,397
Plantronics [a]	30,000	769,200	(collateralized by U.S. Treasury Bonds,
Total (Cost $12,684,188)		17,705,121	9.875% due 11/15/15, valued at $8,585,974)
TOTAL COMMON STOCKS			(Cost $8,413,000)	$ 8,413,000
(Cost $49,172,590)		67,881,764	TOTAL INVESTMENTS - 100.3%
	PRINCIPAL		(Cost $67,659,742)	86,908,014
	AMOUNT
			LIABILITIES LESS CASH
U.S. TREASURY OBLIGATIONS – 12.3%			AND OTHER ASSETS - (0.3)%	(254,371)
U.S. Treasury Notes			NET ASSETS - 100.0%	$86,653,643
5.75%, due 10/31/02	$5,000,000	5,155,450
7.25%, due 8/15/04	5,000,000	5,457,800
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,074,152)		10,613,250

a	Non-income producing.
b	American Depository Receipt.
†	New additions in 2001.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $67,899,155. At December 31, 2001, net unrealized appreciation for all securities was $19,008,859, consisting of aggregate gross unrealized appreciation of $19,334,722 and aggregate gross unrealized depreciation of $325,863. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

42 | THE ROYCE FUNDS ANNUAL REPORT

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2001
ASSETS:
Investments at value (identified cost $59,246,742)	$78,495,014
Repurchase agreement (at cost and value)	8,413,000
Cash	228
Receivable for investments sold	116,634
Receivable for dividends and interest	222,516
Prepaid expenses	1,986
Total Assets	87,249,378
LIABILITIES:
Payable for investments purchased	446,614
Payable for investment advisory fee	72,425
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	43,584
Total Liabilities	595,735
Net Assets	$86,653,643
ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.45% Cumulative Preferred Stock – $0.001 per share; 800,000 shares outstanding	$ 800
Additional paid-in capital	19,999,200
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	20,000,000
COMMON STOCK:
Par value of Common Stock – $0.001 per share; 9,161,324 shares outstanding (100,000,000 shares authorized)	9,161
Additional paid-in capital	45,366,987
Undistributed net investment income	423,485
Accumulated net realized gain on investments	1,638,850
Net unrealized appreciation on investments	19,248,272
Preferred dividends accrued but not yet declared	(33,112)
Net Assets applicable to Common Stock (net asset value per share – $7.28)	$66,653,643
Net Assets	$86,653,643
STATEMENTS OF CHANGES IN NET ASSETS
	Year ended	Year ended
	December 31,	December 31,
	2001	2000
INVESTMENT OPERATIONS:
Net investment income	$ 431,263	$ 1,043,797
Net realized gain on investments	2,603,772	5,191,596
Net change in unrealized appreciation on investments	4,458,997	5,798,144
Net increase in net assets from investment operations	7,494,032	12,033,537
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(321,840)	(257,701)
Net realized gain on investments	(1,168,160)	(1,232,299)
Total distributions to Preferred Stockholders	(1,490,000)	(1,490,000)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(272,127)	(506,486)
Net realized gain on investments	(987,720)	(2,412,246)
Total distributions to Common Stockholders	(1,259,847)	(2,918,732)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	976,135	2,305,095
NET INCREASE IN NET ASSETS	5,720,320	9,929,900
NET ASSETS:
Beginning of year	80,933,323	71,003,423
End of year (including undistributed net investment income of $423,485 and $955,077, respectively)	$86,653,643	$80,933,323
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 43

ROYCE FOCUS TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DCEMBER 31, 2001
INVESTMENT INCOME
Income:
Interest	$ 854,507
Dividends	480,709
Total income	1,335,216
Expenses:
Investment advisory fees	813,757
Custodian and transfer agent fees	73,253
Stockholder reports	33,228
Administrative and office facilities expenses	31,907
Professional fees	29,030
Directors’ fees	25,642
Other expenses	29,740
Total expenses	1,036,557
Fees waived by investment adviser	(132,604)
Net expenses	903,953
Net investment income	431,263
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,603,772
Net change in unrealized appreciation on investments	4,458,997
Net realized and unrealized gain on investments	7,062,769
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$7,494,032

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

44 | THE ROYCE FUNDS ANNUAL REPORT

ROYCE FOCUS TRUST, INC.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,
	2001	2000	1999	1998	1997
NET ASSET VALUE, BEGINNING OF PERIOD	$6.77	$5.94	$5.63	$6.04	$5.52
INVESTMENT OPERATIONS:
Net investment income	0.05	0.12	0.08	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.79	1.26	0.58	(0.35)	1.12
Total investment operations	0.84	1.38	0.66	(0.23)	1.20
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.04)	(0.03)	(0.01)	(0.16)	–
Net realized gain on investments	(0.13)	(0.14)	(0.17)	(0.02)	(0.01)
Total distributions to Preferred Stockholders	(0.17)	(0.17)	(0.18)	(0.18)	(0.01)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.03)	(0.06)	(0.01)	–	(0.12)
Net realized gain on investments	(0.11)	(0.28)	(0.14)	–	(0.41)
Total distributions to Common Stockholders	(0.14)	(0.34)	(0.15)	–	(0.53)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.04)	(0.02)	–	(0.04)
Effect of Preferred Stock offering	–	–	–	–	(0.10)
Total capital stock transactions	(0.02)	(0.04)	(0.02)	–	(0.14)
NET ASSET VALUE, END OF PERIOD	$7.28	$6.77	$5.94	$5.63	$6.04
MARKET VALUE, END OF PERIOD	$6.65	$5.69	$4.72	$4.88	$5.06
TOTAL RETURN (a):
Net Asset Value	10.0%	20.9%	8.7%	(6.8)%	20.5%
Market Value	19.7%	27.9%	(0.3)%	(3.7)%	21.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.47%	1.44%	1.51%	1.62%	0.94%
Management fee expense	1.11%	1.00%	1.00%	1.14%	0.39%
Other operating expenses	0.36%	0.44%	0.51%	0.48%	0.55%
Net investment income	0.70%	1.93%	1.47%	1.95%	1.35%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$86,654	$80,933	$71,003	$67,457	$70,893
Portfolio Turnover Rate	54%	69%	60%	90%	74%
PREFERRED STOCK:
Total shares outstanding	800,000	800,000	800,000	800,000	800,000
Asset coverage per share	$108.32	$101.17	$88.75	$84.32	$88.62
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.09	$22.23	$24.00	$25.16	$25.25
(a)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)	Expense ratios based on total average net assets were 1.11%, 1.05%, 1.06%, 1.16% and 0.90% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.69%, 1.81%, 1.93%, 1.88% and 1.60% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(d)	The average of month-end market values during the period.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 45

ROYCE FOCUS TRUST, INC.

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

     Royce Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, Inc. (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

46 | THE ROYCE FUNDS ANNUAL REPORT 2001

ROYCE FOCUS TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Capital Stock:

     The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
     The Fund issued 162,419 and 414,399 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2001 and 2000, respectively.

Investment Advisory Agreement:

     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
     For the year ended December 31, 2001, the Fund accrued and paid Royce advisory fees totaling $681,153, which is net of $132,604 voluntarily waived by Royce.

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2001 and 2000 was as follows:

Distributions paid from:	2001	2000
Ordinary income	$ 593,967	$2,253,805

Long-term capital gain	2,155,880	2,154,927

	$2,749,847	$4,408,732

As of December 31, 2001, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed ordinary income	$ 423,485
Undistributed long-term gain	1,878,263
Unrealized appreciation	19,008,859
Accrued preferred distributions	(33,112)
$21,277,495

Purchases and Sales of Investment Securities:
For the year ended December 31, 2001, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $40,972,503 and $45,380,066, respectively.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 47

ROYCE FOCUS TRUST, INC.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 2001, and the related statement of operations, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1997 were audited by other auditors whose report dated February 10, 1998 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA
January 17, 2002

48 | THE ROYCE FUNDS ANNUAL REPORT 2001

POSTSCRIPT

ONE  RING  TO  RULE  THEM ALL .  .  .

     The film versions of both J. K. Rowling’s Harry Potter and the Sorcerer’s Stone and J. R. R. Tolkien’s The Lord of the Rings: The Fellowship of the Ring, each based on a well-loved fantasy tale, have captured the popular imagination. We’re struck by their shared themes. Both feature a diminutive hero who is challenged to rise above his apparently humble status to achieve great things. In Harry Potter, the title character is an orphan who is actually a wizard of almost limitless power, but who must keep the powerful Sorcerer’s Stone from falling into the clutches of the evil wizard, Voldemort. The Lord of the Rings plays for even higher stakes. The hobbit hero Frodo Baggins must destroy the One Ring, which grants near absolute power to whomever wields it, by casting it into the fires of Mount Doom, located deep in the realm of the arch-villain, Sauron. Failure would result in an evil, demonic force ruling the world. Hobbits are no bigger than most eight-year-olds, and exist in relative obscurity among the physically larger peoples of Middle-Earth, including elves, men, dwarves and wizards.
     There are also parallels with each film and small-cap value investors. Harry spends the first 10 years of his life enduring endless insults from his aunt, uncle and his portly cousin Dudley Dursley. Small-cap value investors can probably relate to young Harry’s early distress. While dot.com and other technology wizards seemed to be utilizing the Sorcerer’s Stone to achieve magical returns in the late ’90s, small-cap value investors were as popular as poor Harry was in the Dursley household.
     The number of similarities with hobbits and small-cap value investors may be even greater. Tolkien’s furry-footed, four-foot heroes love simple things — well-tilled earth, hearths, good ale, and, most of all, peace and quiet. They live their lives in their home country of the Shire pretty much ignored by the rest of Middle-Earth, which doesn’t concern hobbits at all — they like being left alone.
     Which is what we like most about working in the broad and diverse small-cap universe. Our chosen investment domains, especially micro-cap and low-priced stocks, are often neglected by Wall Street, which makes us that much happier because it gives us the opportunity to find what we think are great undervalued companies. In addition, hobbits’ love of peace and quiet is mirrored in our passion for managing risk. We strive to use volatility to our advantage in the stock selection process so that we can hopefully avoid its extremes in our portfolios. And, of course, the last two years have seen a resurgence in small-cap value investing, with investors and the financial press suddenly discovering an approach that we have used for more than 25 years. This is not too far afield from the realization in the film that hobbits have more strength and noble qualities than most in Tolkien’s universe at first suspected.
     Then there is the One Ring — the ring that subjects all other powers to it, but corrupts its wearer. The ring designed, in Tolkien’s phrase, “to rule them all and in the darkness bind them.” No one is immune to its power, no one can wield it to any good purpose for very long.
     As the Ring Bearer, Frodo Baggins is beset by innumerable temptations to wield the Ring, even slipping it on few times throughout his long journey to try and destroy it. Investors were similarly enticed by the idea of an endlessly upswinging market in the previous decade, and many succumbed to its allure only to find themselves bound in the darkness of the tech wreck that began in the spring of 2000. Thankfully, we’ve been managing money long enough to know that there’s no investment equivalent to the One Ring (or the Sorcerer’s Stone).
     Tolkien’s book, popular for more than 40 years, is a classic. Rowling’s books seem well on their way to a similar status. While not an approach to “rule them all,” we think that small-cap value is also a classic, an all-weather style that has served our investors well since the early ’70s.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

WEALTH OF EXPERIENCE

With approximately $6.0 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our primary portfolio manager, enjoys one of the longest tenures of any active mutual fund manager. The senior staff includes four Portfolio Managers and a Managing Director, as well as eight analysts and four traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $50 million invested in The Royce Funds.

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